UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10553
                                                     ---------------------

               Nuveen Arizona Dividend Advantage Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT July 31, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                              Nuveen Arizona Premium Income Municipal Fund, Inc.
                                                                             NAZ

                                Nuveen Arizona Dividend Advantage Municipal Fund
                                                                             NFZ

                              Nuveen Arizona Dividend Advantage Municipal Fund 2
                                                                             NKR

                              Nuveen Arizona Dividend Advantage Municipal Fund 3
                                                                             NXE

                                      Nuveen Texas Quality Income Municipal Fund
                                                                             NTX

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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
Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board



Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with tax-free monthly income and an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Perspectives and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio


--------------------------------------------------------------------------------
NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A WELL-BALANCED
PORTFOLIO ..... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR LONG-TERM FINANCIAL
GOALS.
--------------------------------------------------------------------------------


may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2004

Nuveen Arizona and Texas Municipal Closed-End Exchange-Traded Funds (NAZ, NFZ, NKR, NXE, NTX)

Portfolio Managers'
        PERSPECTIVE

Portfolio managers Scott Romans, Dan Solender, and Cathryn Steeves discuss the market environment, key investment strategies and the performance of the five Funds. Scott, who joined Nuveen in 2000, has managed the Arizona Funds (NAZ, NFZ, NKR and NXE) since November 2003. With 12 years of investment experience, Dan assumed portfolio management responsibility for NTX in November 2003. After the end of this reporting period, in August 2004, he turned over responsibility for NTX to Cathryn, who has been a research analyst and portfolio manager with Nuveen since 1996.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE FISCAL YEAR ENDED JULY 31, 2004?

During much of this reporting period, the U.S. economy demonstrated signs of improvement, as increased capital spending and a rise in consumer confidence helped fuel strong growth in the overall gross domestic product. However, toward the end of the 12-month period, higher energy costs and the improving employment picture began to raise fears of a potential pick-up in inflation. This combination of inflation concerns and general economic momentum--plus continued geopolitical uncertainty--served as a catalyst for heightened volatility in the fixed-income markets. Although interest rates remained at or near historical lows through much of this 12-month period, yields in the long-term bond markets, including the municipal market, were increasingly driven by expectations that the Federal Reserve would raise short-term interest rates and by speculation over the timing and extent of those rate hikes.

As an example of this interest rate volatility, the Bond Buyer 25 Revenue Bond Index, a widely followed municipal market benchmark, began this 12-month reporting period with a yield of 5.41%. After briefly touching 5.50%, the yield fell steadily to 4.73% by mid-March 2004. From there, the Index's yield rose back to 5.31% by July 31, 2004.

On June 30, 2004, the Fed moved to increase the fed funds rate by 25 basis points to 1.25%, the first increase in four years, noting that it anticipated taking a "measured" approach to further tightening to avoid potential derailment of the economic recovery. (On August 10, 2004, following the close of this reporting period, the Fed added another 25 basis points, bringing the target rate to 1.50%.)

In general, municipal supply nationwide remained relatively strong over the entire 12-month reporting period. About $366.5 billion in new bonds came to market during this period, down 7% from the preceding 12 months. The decrease in issuance was more evident late in the period, with $214 billion in new municipal supply for the first seven months of 2004 compared with $239 billion for January-July 2003.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN ARIZONA AND TEXAS?

During this 12-month reporting period, Arizona's economy continued its rapid recovery, benefiting from positive demographic trends and low business costs which have attracted companies to the state. Construction, particularly in urban areas, was booming, and the outlook for tourism steadily improved. In addition, Arizona's five military bases brought more than $6 billion into the state. As of July 2004, unemployment in Arizona was 4.4%, down from 5.8% in July 2003 and below the national average of 5.5%. Partially offsetting this expansion were a loss of jobs in the semiconductor sector and the trend toward outsourcing the state's high-tech manufacturing and business services jobs to foreign countries.

In fiscal 2004, Arizona's revenue collection showed marked improvement, with state tax collections up almost 9%. However, due to above-average population growth and new policy initiatives, Arizona continues to face education, healthcare, social services and corrections expenditures that could act as a constraint on state finances over the next few years. The fiscal 2005 $7.2 billion budget was balanced through the use of recurring revenues and one-time measures. During the 12-month reporting period ended July 2004, issuers in Arizona sold $7.4 billion in new municipal bonds, an increase of 1% from the previous 12-month period. Much of this increase was due to Arizona's population growth, which translated to a need for new infrastructure, such as schools and roads. As of July 31, 2004, Arizona debt was rated A1 with a stable outlook by Moody's and AA- with a negative outlook by Standard & Poor's. This reflects Moody's revised outlook as of February 2004, based on the state's improving economy and operating fund liquidity.

The Texas economy continued to emerge from recession over the fiscal year, as both jobs and payrolls showed modest gains. The services sector is now a major driver of growth in Texas, and the state's industrial base has diversified substantially from the volatile oil-driven days so much that increases in energy prices had only a minor impact on the Texas recovery. High-tech capital Austin, which boasts new research centers and upgraded production facilities, and San Antonio and Fort Worth, the beneficiaries of new investments in auto plants, were returning to healthy growth. Dallas stood to benefit from the recovery of industrial activity along the U.S.-Mexico border following the NAFTA ruling removing restrictions on Mexican trucks. The jobless rate in Texas, which dropped over the 12 month period, to 5.7% in July 2004 from 6.8% in July 2003, remained above the July 2004 national average of 5.5%. Like Arizona, Texas had positive demographic trends, which exerted the usual budgetary pressures from growing expenditures for essential services. With no rainy day reserves, the $117 billion state budget for fiscal 2004/2005 closed a $10 billion gap--the result of weaker state sales tax revenues--with cuts in children's healthcare, teacher pension programs, Medicaid and other healthcare programs for low-income families. During the 12 months ended July 31, 2004, issuers in Texas sold $27.7 billion in new municipal bonds, about equal to the issuance of the previous 12 months. As of July 31, 2004, Texas general obligation debt continued to be rated Aa1/AA, with stable outlooks, by Moody's and Standard & Poor's, respectively.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE ARIZONA AND TEXAS FUNDS DURING THE 12 MONTHS ENDED JULY 31, 2004?

As the market continued to anticipate rising interest rates, we remained focused on efforts to mitigate some of the interest rate risk inherent in each Fund's portfolio. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). Because longer-term bonds often carry more interest rate risk than those with short or intermediate terms, we tried to focus our purchase activity on attractive securities with defensive structures in the long-intermediate part of the yield curve (i.e., bonds that mature in 15 to 20 years). In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and, we believed, greater total return prospects. We also added some bonds in the 10-year maturity range when we found what we believed were attractive opportunities. We think this yield curve positioning should also help the Funds produce more consistent returns over time as interest rates rise and fall.

In keeping with this strategy, some of the bonds we purchased carried coupons that were higher than current market rates. These "premium" bonds have the potential to help cushion the impact on the value of the Funds' portfolios if interest rates continue rise. Some of these additions were financed through the sale of lower-coupon bonds with longer maturities (i.e., beyond 20 years).

Much of the issuance in Arizona during this period came from the limited tax obligation sector, and we increased our allocations to this sector in all four of the Arizona Funds. We also worked to reduce our positions in pre-refunded bonds. In NAZ, for example, we cut our holdings of U.S. Guaranteed and escrowed bonds to 12% from 17% over the 12 months.

In addition, we worked to moderate the credit risk in NAZ, NFZ and NKR by reducing our positions in BBB rated holdings. Because lower-rated bonds were relatively scarce, especially in Arizona, and because these bonds performed well over the past 12 months, we believed it was a good time to take advantage of opportunities to sell selected bonds at attractive prices. However, we were careful to balance the desire for improved quality with the need to generate income. We continued to add new BBB rated and sub-investment grade rated bonds to some of the portfolios to better diversify their lower credit quality holdings.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Arizona and Texas Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 7/31/04
(Annualized)

                           1-YEAR           5-YEAR            10-YEAR
---------------------------------------------------------------------
NAZ                          9.66%          5.16%             6.37%
---------------------------------------------------------------------
NFZ                         10.56%          NA                NA
---------------------------------------------------------------------
NKR                          9.98%          NA                NA
---------------------------------------------------------------------
NXE                         10.25%          NA                NA
---------------------------------------------------------------------
NTX                         10.51%          6.62%             6.98%
---------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index1                  5.79%          6.07%             6.38%
---------------------------------------------------------------------
Lipper Other States
Municipal Debt Funds
Average2                     9.64%          7.01%             7.28%
---------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all leveraged and unleveraged closed-end exchange-traded funds in this category for each period as follows: 1 year, 44 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends. It should be noted that the performance of the Lipper Other States category represents the overall average of annual returns for funds from 10 different states with a wide variety of economic and municipal market conditions and investment guidelines, making direct comparisons less applicable.

For the 12 months ended July 31, 2004, the annual returns on net asset value
(NAV) for all five Funds in this report exceeded the return on the Lehman Brothers index. The Funds also outperformed or were in line with the average return for the Lipper Other States peer group over this period.

One of the primary factors benefiting the performance of each of these Funds relative to that of the unleveraged Lehman index was the Funds' use of leverage. While leveraging can add volatility to the Funds' NAVs and share prices, especially when there are substantial shifts in interest rates, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates are low and long-term rates are relatively steady or falling.

Another of our strategies that influenced the performance of the Funds, especially when compared with each other, was their yield curve positioning. For example, NFZ was more heavily weighted toward the longer end of the yield curve during this period, while NAZ was more heavily weighted toward the intermediate segment. This is one reason for the differences in their total returns over the 12 months.

All of these Funds also benefited from their allocations of lower quality bonds, which tended to outperform higher quality securities as the economy improved. This also was a reason for some of the differences between Funds' returns. As of July 31, 2004, NTX and NFZ had the highest allocations (14% and 11%, respectively) of bonds rated BBB, while NKR had the lowest (6%). In addition, NTX's total return was boosted by the strong rebound in the performance of its position in sub-investment grade American Airlines bonds. In NAZ and NFZ, B-rated bonds issued by Coconino County for Nevada Power were among the best performing credits.

Holdings in the healthcare sector, particularly those with lower ratings, also were strong performers over the 12 month period. All of these Funds had sizeable allocations to this sector, ranging from 15% in NTX to 11% in both NAZ and NXE, 9% in NKR and 6% in NFZ. The top performing holdings in NAZ, NKR and NXE were Ba2 rated bonds issued for Phoenix Children's Hospital, which returned 26% for the 12-month period, and non-rated Winslow Memorial Hospital bonds held by NAZ which returned 23.5%.

The Arizona Funds also benefited from credit upgrades of two of their holdings during this period, which enhanced the bonds' prices as well as the Funds' credit quality. The first of these was Catholic Healthcare West, which was held by all four of the Arizona Funds. In October 2003, Moody's upgraded these bonds to Baa1 from Baa2, and S&P revised its rating to BBB+ from BBB in March 2004, based on the system's continued positive operating results, improved cashflow, and strategies that targeted investment in high-growth areas. The second upgrade was for bonds issued by Glendale Industrial Development Authority for Midwestern University, an osteopathic college, which were held by NAZ, NKR, and NXE. These bonds were upgraded by S&P to A- from BBB+ in June 2004. In NTX, bonds issued by the Houston Water and Sewer System (maturing in 2030) were pre-refunded during this period, positively impacting the Fund's annual performance.

Also making a positive contribution to the total returns of NAZ, NXE and NTX during this period were tobacco bonds issued by Puerto Rico and backed by revenues from the 1998 master tobacco settlement agreement.

Among the Funds' holdings that did not perform as well during this period were pre-refunded bonds, which underperformed the market as a whole as measured by the Lehman index. Revenue bonds, insured bonds and general obligation bonds also did not perform as well as some other sectors, and we worked to reduce our positions in these bonds over the past 12 months, particularly in NAZ.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at historically low levels during this reporting period, the leveraged structures of these five Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy enabled us to increase the dividend of NFZ, while helping to maintain the dividends of NAZ, NKR, NXE and NTX.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2004, all five of the Funds in this report had positive UNII balances.

As of the end of this reporting period, NAZ was trading at a premium to its NAV, but less than its average premium over the course of the entire 12 months. NFZ was trading at a premium greater than its 12-month average. NKR was trading at a discount to NAV that was smaller than its average discount for the period, while NXE was trading at a greater discount than its 12-month average. NTX was trading at a slightly smaller discount than its full-period average.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JULY 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of July 2004, these five Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 84% in NKR to 83% in NXE, 82% in NAZ, 77% in NFZ and 76% in NTX.

As of the end of July 2004, potential call exposure for these Funds during 2004-2005 ranged from zero in NKR and NXE and 1% in NFZ to 8% in NAZ and NTX. The number of actual bond calls in all of the Funds will depend largely on market interest rates.

Nuveen Arizona Premium Income Municipal Fund, Inc.
NAZ

Performance
    OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 68%
AA                                  14%
A                                    5%
BBB                                  7%
NR                                   1%
BB or Lower                          5%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.0765
Sep                                 0.0765
Oct                                 0.0765
Nov                                 0.0765
Dec                                 0.0765
Jan                                 0.0765
Feb                                 0.0765
Mar                                 0.0765
Apr                                 0.0765
May                                 0.0765
Jun                                 0.0765
Jul                                 0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.96
                                    15.03
                                    14.9
                                    14.76
                                    14.77
                                    14.8
                                    14.66
                                    14.71
                                    14.86
                                    15.27
                                    15.18
                                    15.16
                                    15.1
                                    15.05
                                    15.24
                                    15.39
                                    15.41
                                    15.49
                                    15.61
                                    16.1
                                    16.06
                                    16.17
                                    16.14
                                    16.27
                                    16.75
                                    16.96
                                    16.75
                                    16.72
                                    16.99
                                    16.96
                                    16.94
                                    17.25
                                    17.13
                                    16.95
                                    16.73
                                    16
                                    15.56
                                    15.52
                                    14.81
                                    14.65
                                    15
                                    14.7
                                    14.56
                                    14.54
                                    14.52
                                    15.1
                                    15.35
                                    15.31
                                    15.21
7/31/04                             15.27



FUND SNAPSHOT
------------------------------------
Share Price                   $15.27
------------------------------------
Common Share
Net Asset Value               $14.04
------------------------------------
Premium/(Discount) to NAV      8.76%
------------------------------------
Market Yield                   6.01%
------------------------------------
Taxable-Equivalent Yield1      8.77%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $62,431
------------------------------------
Average Effective
Maturity (Years)               17.46
------------------------------------
Leverage-Adjusted Duration      9.56
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          7.97%         9.66%
------------------------------------
5-Year          3.63%         5.16%
------------------------------------
10-Year         7.39%         6.37%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           35%
------------------------------------
U.S. Guaranteed                  12%
------------------------------------
Healthcare                       11%
------------------------------------
Water and Sewer                  11%
------------------------------------
Education and
  Civic Organizations            10%
------------------------------------
Housing/Multifamily               8%
------------------------------------
Utilities                         7%
------------------------------------
Other                             6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.
                                       11

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ

Performance
    OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 57%
AA                                  20%
A                                   11%
BBB                                 11%
BB or Lower                          1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.0755
Sep                                 0.0755
Oct                                 0.0755
Nov                                 0.0755
Dec                                 0.0765
Jan                                 0.0765
Feb                                 0.0765
Mar                                 0.0765
Apr                                 0.0765
May                                 0.0765
Jun                                 0.0765
Jul                                 0.0765


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              15.1
                                    15.12
                                    15.14
                                    15.12
                                    15.14
                                    15.05
                                    14.95
                                    14.91
                                    14.78
                                    14.66
                                    14.67
                                    14.81
                                    14.9
                                    15.04
                                    15.49
                                    15.51
                                    15.64
                                    15.65
                                    16.6
                                    16.67
                                    16.58
                                    16.49
                                    16.8
                                    17.17
                                    16.9
                                    16.71
                                    16.9
                                    16.7
                                    16.8
                                    16.77
                                    16.81
                                    16.88
                                    16.7
                                    15.8
                                    15.3
                                    14.65
                                    14.66
                                    14.3
                                    13.78
                                    13.69
                                    14.12
                                    14.28
                                    14.31
                                    13.64
                                    13.98
                                    14.45
                                    14.67
                                    15.28
                                    15.05
7/31/04                             15.4


FUND SNAPSHOT
------------------------------------
Share Price                   $15.40
------------------------------------
Common Share
Net Asset Value               $15.00
------------------------------------
Premium/(Discount) to NAV      2.67%
------------------------------------
Market Yield                   5.96%
------------------------------------
Taxable-Equivalent Yield1      8.70%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $23,153
------------------------------------
Average Effective
Maturity (Years)               16.89
------------------------------------
Leverage-Adjusted Duration     10.42
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          7.05%        10.56%
------------------------------------
Since
Inception       6.66%         7.50%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           43%
------------------------------------
Utilities                        15%
------------------------------------
Housing/Multifamily              10%
------------------------------------
U.S. Guaranteed                   8%
------------------------------------
Education and
  Civic Organizations             7%
------------------------------------
Water and Sewer                   6%
------------------------------------
Healthcare                        6%
------------------------------------
Other                             5%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2003 of $0.0418 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR

Performance
    OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 73%
AA                                  11%
A                                    9%
BBB                                  6%
BB or Lower                          1%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.072
Sep                                 0.072
Oct                                 0.072
Nov                                 0.072
Dec                                 0.072
Jan                                 0.072
Feb                                 0.072
Mar                                 0.072
Apr                                 0.072
May                                 0.072
Jun                                 0.072
Jul                                 0.072


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.05
                                    14.32
                                    14.27
                                    14.09
                                    14.09
                                    14.3
                                    14.43
                                    14.39
                                    14.3
                                    14.36
                                    14.3
                                    14.2
                                    14.5
                                    14.4
                                    14.38
                                    14.4
                                    14.24
                                    14.35
                                    14.43
                                    14.76
                                    14.74
                                    15.1
                                    15.23
                                    14.92
                                    15.31
                                    15.12
                                    15.18
                                    15.15
                                    15.44
                                    15.55
                                    15.77
                                    15.71
                                    15.7
                                    15.45
                                    15.08
                                    14.55
                                    14.6
                                    14.64
                                    14.23
                                    14.41
                                    14.6
                                    14.51
                                    14.05
                                    14.01
                                    14.1
                                    14.8
                                    14.98
                                    14.82
                                    14.6
7/31/04                             14.82


FUND SNAPSHOT
------------------------------------
Share Price                   $14.82
------------------------------------
Common Share
Net Asset Value               $15.10
------------------------------------
Premium/(Discount) to NAV     -1.85%
------------------------------------
Market Yield                   5.83%
------------------------------------
Taxable-Equivalent Yield1      8.51%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $36,543
------------------------------------
Average Effective
Maturity (Years)               16.49
------------------------------------
Leverage-Adjusted Duration     10.60
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
          ON SHARE PRICE     ON NAV
------------------------------------
1-Year          9.46%         9.98%
------------------------------------
Since
Inception       5.25%         8.11%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           32%
------------------------------------
Tax Obligation/Limited           29%
------------------------------------
Healthcare                        9%
------------------------------------
Education and
  Civic Organizations             7%
------------------------------------
Utilities                         7%
------------------------------------
Water and Sewer                   7%
------------------------------------
Housing/Multifamily               5%
------------------------------------
Other                             4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0441 per share.

Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE

Performance
    OVERVIEW  As of July 31, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 68%
AA                                  15%
A                                    6%
BBB                                  9%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                                 0.067
Sep                                 0.067
Oct                                 0.067
Nov                                 0.067
Dec                                 0.067
Jan                                 0.067
Feb                                 0.067
Mar                                 0.067
Apr                                 0.067
May                                 0.067
Jun                                 0.067
Jul                                 0.067


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              13.96
                                    13.5
                                    13.57
                                    13.13
                                    13.26
                                    13.25
                                    13.05
                                    13.1
                                    13.19
                                    13.2
                                    13.03
                                    13.14
                                    13.21
                                    13.09
                                    13.1
                                    13.34
                                    13.21
                                    13.3
                                    13.4
                                    13.45
                                    13.65
                                    14.19
                                    14.2
                                    14.1
                                    14.15
                                    14.05
                                    14.28
                                    14.23
                                    14.46
                                    14.3
                                    14.55
                                    14.77
                                    14.7
                                    14.58
                                    13.71
                                    13.76
                                    13.3
                                    12.89
                                    12.39
                                    12.43
                                    12.78
                                    12.7
                                    13
                                    12.55
                                    12.75
                                    13.25
                                    13.38
                                    13.49
                                    13.35
7/31/04                             13.3


FUND SNAPSHOT
------------------------------------
Share Price                   $13.30
------------------------------------
Common Share
Net Asset Value               $14.01
------------------------------------
Premium/(Discount) to NAV     -5.07%
------------------------------------
Market Yield                   6.05%
------------------------------------
Taxable-Equivalent Yield1      8.83%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $42,983
------------------------------------
Average Effective
Maturity (Years)               18.56
------------------------------------
Leverage-Adjusted Duration     10.73
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.01%        10.25%
------------------------------------
Since
Inception      -0.96%         4.25%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           26%
------------------------------------
Tax Obligation/General           18%
------------------------------------
Education and
  Civic Organizations            11%
------------------------------------
Healthcare                       11%
------------------------------------
Housing/Multifamily               9%
------------------------------------
Transportation                    9%
------------------------------------
Water and Sewer                   7%
------------------------------------
Utilities                         5%
------------------------------------
Other                             4%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.
                                       14

Nuveen Texas Quality Income Municipal Fund
NTX

Performance
    OVERVIEW  As of July 31, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 64%
AA                                  12%
A                                    9%
BBB                                 14%
BB or Lower                          1%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                                 0.08
Sep                                 0.08
Oct                                 0.08
Nov                                 0.08
Dec                                 0.08
Jan                                 0.08
Feb                                 0.08
Mar                                 0.08
Apr                                 0.08
May                                 0.08
Jun                                 0.08
Jul                                 0.08


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/1/03                              14.52
                                    14.8
                                    14.45
                                    14.64
                                    14.35
                                    14.2
                                    14.23
                                    14.35
                                    14.4
                                    14.22
                                    14.27
                                    14.34
                                    14.4
                                    14.56
                                    14.66
                                    14.68
                                    14.82
                                    14.98
                                    15.02
                                    15.52
                                    15.34
                                    15.3
                                    15.55
                                    15.15
                                    15.22
                                    15.29
                                    15.55
                                    15.5
                                    15.91
                                    15.66
                                    15.8
                                    15.7
                                    15.5
                                    14.85
                                    14.49
                                    13.7
                                    13.68
                                    13.23
                                    13.36
                                    13.37
                                    13.87
                                    14.19
                                    14.1
                                    14.11
                                    13.96
                                    14.15
                                    14.3
                                    14.21
                                    14.2
7/31/04                             14.59



FUND SNAPSHOT
------------------------------------
Share Price                   $14.59
------------------------------------
Common Share
Net Asset Value               $15.12
------------------------------------
Premium/(Discount) to NAV     -3.51%
------------------------------------
Market Yield                   6.58%
------------------------------------
Taxable-Equivalent Yield1      9.14%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $143,233
------------------------------------
Average Effective
Maturity (Years)               18.05
------------------------------------
Leverage-Adjusted Duration      8.92
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
         ON SHARE PRICE      ON NAV
------------------------------------
1-Year          5.87%        10.51%
------------------------------------
5-Year          6.09%         6.62%
------------------------------------
10-Year         6.66%         6.98%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           21%
------------------------------------
Healthcare                       15%
------------------------------------
U.S. Guaranteed                  10%
------------------------------------
Tax Obligation/Limited           10%
------------------------------------
Education and
  Civic Organizations             9%
------------------------------------
Utilities                         7%
------------------------------------
Water and Sewer                   6%
------------------------------------
Housing/Multifamily               6%
------------------------------------
Long-Term Care                    5%
------------------------------------
Housing/Single Family             4%
------------------------------------
Other                             7%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund as of July 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2004, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
September 15, 2004


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.3%

$         945   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      825,476
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.7%

        1,000   Arizona State University, Certificates of Participation,              7/12 at 100.00         AAA          1,078,710
                 Series 2002, 5.375%, 7/01/19 - MBIA Insured

        1,000   Arizona State University, System Revenue Bonds,                       7/12 at 100.00         AAA          1,012,680
                 Series 2002, 5.000%, 7/01/25 - FGIC Insured

        1,750   Arizona Student Loan Acquisition Authority, Student Loan             11/04 at 102.00         Aa1          1,791,965
                 Revenue Bonds, Subordinated Fixed Rate, Series 1994B,
                 6.600%, 5/01/10 (Alternative Minimum Tax)

        1,250   Glendale Industrial Development Authority, Arizona, Revenue           5/11 at 101.00          A-          1,294,875
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31

        1,050   Northern Arizona University, System Revenue Bonds,                    6/12 at 100.00         AAA          1,051,890
                 Series 2002, 5.000%, 6/01/34 - FGIC Insured

        1,400   Southern Arizona Capital Facilities Financing Corporation,            9/12 at 100.00         AAA          1,426,516
                 Student Housing Revenue Bonds, La Aldea Project at the
                 University of Arizona, Series 2002, 5.000%, 9/01/23 -
                 MBIA Insured

        1,500   Tempe Industrial Development Authority, Arizona, Lease                7/13 at 100.00         AAA          1,502,940
                 Revenue Bonds, Arizona State University Foundation Project,
                 Series 2003, 5.000%, 7/01/34 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.8%

        2,000   Arizona Health Facilities Authority, Hospital System Revenue         11/09 at 100.00         Ba2          1,895,640
                 Bonds, Phoenix Children's Hospital, Series 1999A,
                 6.125%, 11/15/22

        1,500   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB          1,608,825
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 7.000%, 12/01/25

          800   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00        BBB+            873,768
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        3,000   Mesa Industrial Development Authority, Arizona, Revenue               1/10 at 101.00         AAA          3,212,790
                 Bonds, Discovery Health System, Series 1999A,
                 5.750%, 1/01/25 - MBIA Insured

          515   Puerto Rico Industrial, Tourist, Educational, Medical, and           11/10 at 101.00          AA            575,451
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds, Hospital de la Concepcion, Series 2000A,
                 6.375%, 11/15/15

        1,500   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,515,555
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31

        1,055   Industrial Development Authority, Winslow, Arizona,                   6/08 at 101.00         N/R            814,017
                 Hospital Revenue Bonds, Winslow Memorial Hospital Project,
                 Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.3%

        2,011   Glendale Industrial Development Authority, Arizona, GNMA             10/10 at 105.00         Aaa          2,174,173
                 Collateralized Mortgage Loan Multifamily Housing Revenue
                 Bonds, Maridale Apartments Project, Series 2000A,
                 7.500%, 10/20/35

          400   Phoenix Industrial Development Authority, Arizona,                    6/11 at 102.00         Aaa            415,480
                 GNMA Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

        1,000   Phoenix Industrial Development Authority, Arizona, GNMA               9/10 at 103.00         Aaa          1,071,160
                 Collateralized Mortgage Loan Multifamily Housing Revenue
                 Bonds, Camelback Crossings Apartments Project,
                 Series 2000, 6.350%, 9/20/35

        3,215   Tucson Industrial Development Authority, Arizona, Senior              7/10 at 101.00          AA          3,405,232
                 Living Facilities Revenue Bonds, Christian Care Project,
                 Series 2000A, 5.625%, 7/01/20 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.1%

           45   Phoenix Industrial Development Authority, Arizona, Statewide          6/05 at 102.00         AAA             46,723
                 Single Family Mortgage Revenue Bonds, Series 1995,
                 6.150%, 6/01/08 (Alternative Minimum Tax)


                                       17


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.2%

$       1,345   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB     $    1,366,520
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6%

          345   Mohave County Industrial Development Authority, Arizona,              5/06 at 103.00         AAA            361,877
                 GNMA Collateralized Healthcare Revenue Refunding Bonds,
                 Chris Ridge and Silver Village Projects, Series 1996,
                 6.375%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.0%

        1,525   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,589,752
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/21 - FSA Insured

          500   Puerto Rico, Public Improvement General Obligation Bonds,               No Opt. Call         AAA            570,605
                 Series 2002A, 5.500%, 7/01/19 - FGIC Insured

          330   Puerto Rico, Public Improvement General Obligation Bonds,             7/11 at 100.00          A-            336,686
                 Series 2001A, 5.375%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 51.6%

        1,985   Arizona School Facilities Board, State School Improvement             7/13 at 100.00         AAA          2,068,291
                 Revenue Bonds, Series 2003, 5.000%, 7/01/21

        2,000   Arizona School Facilities Board, Certificates of Participation,       7/14 at 100.00         AAA          2,267,540
                 Series 2004A, 5.750%, 7/01/18 - AMBAC Insured

                Arizona Tourism and Sports Authority, Tax Revenue Bonds,
                Multipurpose Stadium Facility Project, Series 2003A:
        3,000    5.375%, 7/01/20 - MBIA Insured                                       7/13 at 100.00         Aaa          3,247,110
        1,000    5.375%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         Aaa          1,075,450

                Bullhead City, Arizona, Special Assessment Bonds, Parkway
                District Improvements, Series 1993:
          820    6.100%, 1/01/08                                                      1/05 at 101.00        Baa2            838,532
          880    6.100%, 1/01/09                                                      1/05 at 101.00        Baa2            898,770

          575   Marana Municipal Property Corporation, Arizona, Revenue               7/13 at 100.00         AAA            577,565
                 Bonds, Series 2003, 5.000%, 7/01/28 - AMBAC Insured

        1,500   Maricopa County Industrial Development Authority,                     7/10 at 102.00        Baa3          1,525,140
                 Education Revenue Bonds, Arizona Charter Schools Project I,
                 Series 2000A, 6.750%, 7/01/29

        3,400   Maricopa County Stadium District, Arizona, Revenue Refunding          6/12 at 100.00         Aaa          3,690,190
                 Bonds, Series 2002, 5.375%, 6/01/18 - AMBAC Insured

                Phoenix Industrial Development Authority, Arizona, Government
                Office Lease Revenue Bonds, Capitol Mall LLC Project, Series 2000:
        1,000    5.375%, 9/15/22 - AMBAC Insured                                      9/10 at 100.00         AAA          1,066,390
        2,000    5.500%, 9/15/27 - AMBAC Insured                                      9/10 at 100.00         AAA          2,093,280

        2,150   Phoenix Civic Plaza Building Corporation, Arizona, Senior             7/05 at 101.00         AAA          2,255,823
                 Lien Excise Tax Revenue Bonds, Series 1994,
                 6.000%, 7/01/14

        2,000   Phoenix Civic Improvement Corporation, Arizona, Subordinate           7/13 at 100.00         AAA          2,073,480
                 Lien Excise Tax Revenue Bonds, Series 2003A,
                 5.000%, 7/01/21 - MBIA Insured

        1,200   Prescott Valley Municipal Property Corp., Arizona, Municipal          1/13 at 100.00         AAA          1,211,040
                 Facilities Revenue Bonds, Series 2003, 5.000%, 1/01/27 -
                 FGIC Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00          A-          1,013,930
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/24

          805   Scottsdale Preserve Authority, Arizona, Excise Tax Revenue              No Opt. Call         AAA            868,410
                 Bonds, Series 2004, 5.000%, 7/01/16 - FGIC Insured

        1,350   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA          1,452,060
                 5.250%, 7/01/20 - AMBAC Insured

          500   Tucson, Arizona, Certificates of Participation, Series 2000,          7/08 at 100.00         AAA            541,565
                 5.700%, 7/01/20 - MBIA Insured

        1,100   Tucson, Arizona, Junior Lien Street and Highway User Revenue          7/10 at 100.00         AAA          1,148,587
                 Bonds, Series 2000E, 5.000%, 7/01/18 - FGIC Insured

        2,300   Virgin Islands Public Finance Authority, Gross Receipts              10/14 at 100.00          AA          2,268,559
                 Taxes Loan Notes, Series 2003, 5.000%, 10/01/33 -
                 RAAI Insured


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.4%

$         480   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA     $      520,109
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,250   Maricopa County Industrial Development Authority, Arizona,              No Opt. Call         AAA          2,806,560
                 Hospital Revenue Refunding Bonds, Samaritan Health
                 Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

        3,000   Mesa, Arizona, General Obligation Bonds, Series 1999,                 7/09 at 100.00         AAA          3,277,470
                 5.000%, 7/01/18 (Pre-refunded to 7/01/09) - FGIC Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/10 at 101.00         AAA          2,315,740
                 Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24 (Pre-refunded to 7/01/10) - FGIC Insured

          170   Puerto Rico, Public Improvement General Obligation Bonds,             7/11 at 100.00         Aaa            190,653
                 Series 2001A, 5.375%, 7/01/28 (Pre-refunded to 7/01/11) -
                 MBIA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00        A***          1,184,040
                 Revenue Bonds, Series 2000B, 6.500%, 7/01/27
                 (Pre-refunded to 7/01/10)

          500   Surprise Municipal Property Corporation, Arizona, Excise Tax          7/09 at 101.00         AAA            566,480
                 Revenue Bonds, Series 2000, 5.700%, 7/01/20 (Pre-refunded
                 to 7/01/09) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.8%

        1,000   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,100,760
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

        1,000   Coconino County, Arizona, Pollution Control Revenue Bonds,           10/06 at 102.00          B-            945,650
                 Nevada Power Company Project, Series 1996,
                 6.375%, 10/01/36 (Alternative Minimum Tax)

        1,075   Pima County Industrial Development Authority, Arizona,                1/05 at 101.50         AAA          1,132,512
                 Lease Obligation Revenue Refunding Bonds, Tucson Electric
                 Power Company, Series 1988A, 7.250%, 7/15/10 -
                 FSA Insured

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Refunding Bonds, Series 2002A:
        2,000    5.125%, 1/01/27                                                      1/12 at 101.00          AA          2,041,440
        1,000    5.000%, 1/01/31                                                      1/12 at 101.00          AA          1,003,711

          530   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00          AA            546,696
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.9%

                Arizona Water Infrastructure Finance Authority, Water Quality
                Revenue Bonds, Series 2004A:
        1,825    5.000%, 10/01/19                                                    10/14 at 100.00         AAA          1,933,096
          910    5.000%, 10/01/22                                                    10/14 at 100.00         AAA            946,374

        3,500   Glendale, Arizona, Water and Sewer Revenue Bonds,                     7/13 at 100.00         AAA          3,520,616
                 Subordinate Lien, Series 2003, 5.000%, 7/01/28

          600   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            615,391
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,250   Phoenix Civic Improvement Corporation, Arizona, Junior Lien             No Opt. Call         AAA          1,416,821
                 Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/21 - FGIC Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/12 at 100.00         AAA          1,516,061
                 Water System Revenue Bonds, Series 2002,
                 5.000%, 7/01/26 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      87,136   Total Long-Term Investments (cost $88,409,356) - 146.7%                                                  91,581,198
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                        850,268
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.1)%                                                        (30,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   62,431,466
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 10.0%

$       1,020   Mesa Industrial Development Authority, Arizona, Student               7/11 at 101.00        BBB-     $    1,015,634
                 Housing Revenue Bonds, ASU East/Maricopa County
                 Community College District, Williams Campus Project,
                 Series 2001A, 6.000%, 7/01/26

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical,                2/09 at 101.00         BBB            991,930
                 and Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, Ana G. Mendez University
                 System, Series 1999, 5.375%, 2/01/29

          300   Puerto Rico Industrial, Tourist, Educational, Medical,                9/11 at 100.00         BBB            306,930
                 and Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, University of the Sacred
                 Heart, Series 2001, 5.250%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.7%

          550   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB            596,513
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20

          365   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00        BBB+            398,657
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        1,000   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,010,370
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.4%

        1,000   Maricopa County Industrial Development Authority, Arizona,            7/09 at 102.00         Aaa          1,025,830
                 Multifamily Housing Revenue Bonds, Whispering Palms
                 Apartments Project, Series 1999A, 5.900%, 7/01/29 -
                 MBIA Insured

        1,125   Maricopa County Industrial Development Authority, Arizona,           10/11 at 103.00         Aaa          1,176,188
                 Multifamily Housing Revenue Bonds, Syl-Mar Apartments
                 Project, Series 2001, 5.650%, 4/20/21 (Alternative
                 Minimum Tax)

          275   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa            285,643
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

        1,000   Phoenix Industrial Development Authority, Arizona, GNMA               9/10 at 103.00         Aaa          1,071,160
                 Collateralized Mortgage Loan Multifamily Housing Revenue
                 Bonds, Camelback Crossings Apartments Project,
                 Series 2000, 6.350%, 9/20/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.2%

          260   Pima County Industrial Development Authority, Arizona,               11/10 at 101.00         AAA            269,732
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 2001A-4, 5.050%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.2%

          510   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            518,160
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.6%

        1,020   Tucson, Arizona, General Obligation Refunding Bonds,                  7/07 at 100.00          AA          1,057,658
                 Series 1997, 5.000%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 63.9%

          700   Arizona School Facilities Board, School Improvement Revenue           7/11 at 100.00         AAA            773,129
                 Bonds, Series 2001, 5.500%, 7/01/18

        2,750   Arizona School Facilities Board, Certificates of Participation,       7/14 at 100.00         AAA          3,117,868
                 Series 2004A, 5.750%, 7/01/18 - AMBAC Insured

        1,000   Arizona State Transportation Board, Highway Revenue                   7/13 at 100.00         AAA          1,035,250
                 Bonds, Series 2003A, 5.000%, 7/01/22

        1,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          1,075,450
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/21 - MBIA Insured

        1,180   Marana Municipal Property Corporation, Arizona, Revenue               7/13 at 100.00         AAA          1,208,532
                 Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,000   Maricopa County Industrial Development Authority, Arizona,            6/07 at 102.00           A     $    2,076,120
                 Education Revenue Bonds, Horizon Community Learning
                 Center Project, Series 2000, 6.350%, 6/01/26 - ACA Insured

          900   Phoenix Industrial Development Arizona, Government Office             3/12 at 100.00         AAA            973,323
                 Lease Revenue Bonds, Capitol Mall LLC II Project, Series 2001,
                 5.250%, 9/15/16 - AMBAC Insured

          680   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A            673,152
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        2,675   Tempe, Arizona, Excise Tax Revenue Refunding Bonds,                   7/13 at 100.00         AA+          2,773,280
                 Series 2003, 5.000%, 7/01/21

        1,000   Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,                7/14 at 100.00         AAA          1,075,600
                 5.250%, 7/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.1%

        1,000   Mesa, Arizona, General Obligation Bonds, Series 1999,                 7/09 at 100.00         AAA          1,092,490
                 5.000%, 7/01/17 (Pre-refunded to 7/01/09) - FGIC Insured

        1,000   Mesa, Arizona, Utility System Revenue Bonds, Series 2000,             7/09 at 100.00         AAA          1,098,170
                 5.125%, 7/01/19 (Pre-refunded to 7/01/09) - FGIC Insured

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Refunding Bonds, Series 1997A:
          140    5.000%, 1/01/20 (Pre-refunded to 1/01/08)                            1/08 at 101.00       AA***            151,941
          430    5.000%, 1/01/20 (Pre-refunded to 1/01/08)                            1/08 at 101.00       AA***            468,463


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 21.9%

        1,500   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,650,795
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/17

          500   Coconino County, Arizona, Pollution Control Revenue Bonds,           11/04 at 100.00          B-            438,090
                 Nevada Power Company Project, Series 1997B,
                 5.800%, 11/01/32 (Alternative Minimum Tax)

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,108,580
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

          350   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA            360,412
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

        1,000   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00          AA          1,075,310
                 District, Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/18

          200   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00          AA            206,300
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/22

          235   Salt River Project Agricultural Improvement and Power                 1/08 at 101.00          AA            242,029
                 District, Arizona, Electric System Revenue Refunding Bonds,
                 Series 1997A, 5.000%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.1%

          350   Arizona Water Infrastructure Finance Authority, Water                10/14 at 100.00         AAA            363,990
                 Quality Revenue Bonds, Series 2004A, 5.000%, 10/01/22

          225   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            230,771
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,500   Phoenix Civic Improvement Corporation, Arizona, Junior                7/12 at 100.00         AAA          1,516,065
                 Lien Water System Revenue Bonds, Series 2002,
                 5.000%, 7/01/26 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      32,740   Total Long-Term Investments (cost $33,517,076) - 149.1%                                                  34,509,515
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                        643,260
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                        (12,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   23,152,775
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                                       21


                            Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 10.2%

$         715   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA     $      773,265
                 5.750%, 7/01/27 - FGIC Insured

        1,250   Glendale Industrial Development Authority, Arizona, Revenue           5/11 at 101.00          A-          1,294,875
                 Bonds, Midwestern University, Series 2001A, 5.875%, 5/15/31

          320   Puerto Rico Industrial, Tourist, Educational, Medical, and            2/09 at 101.00         BBB            327,037
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University
                 System, Series 1999, 5.375%, 2/01/19

                University of Arizona, Certificates of Participation, Series 2002A:
          750    5.500%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         AAA            825,210
          500    5.125%, 6/01/22 - AMBAC Insured                                      6/12 at 100.00         AAA            517,975


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.9%

          735   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00         Ba2            707,879
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21

          400   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00        BBB+            436,884
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

          500   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA            502,485
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

        1,000   Mesa Industrial Development Authority, Arizona, Revenue               1/10 at 101.00         AAA          1,045,300
                 Bonds, Discovery Health System, Series 1999A,
                 5.625%, 1/01/29 - MBIA Insured

        1,000   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,010,370
                 Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001,
                 5.800%, 12/01/31

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,010,730
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.9%

        1,000   Maricopa County Industrial Development Authority, Arizona,           10/11 at 105.00         AAA          1,033,170
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, Pine Ridge, Cambridge Court, Cove on 44th and
                 Fountain Place Apartments Projects, Series 2001A-1,
                 6.000%, 10/20/31

        1,425   Phoenix Industrial Development Authority, Arizona, GNMA               7/12 at 105.00         AAA          1,487,700
                 Collateralized Multifamily Housing Revenue Bonds, Summit
                 Apartments, Series 2002, 6.450%, 7/20/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.4%

          125   Pima County Industrial Development Authority, Arizona,               11/10 at 101.00         AAA            128,140
                 FNMA/GNMA Single Family Mortgage Revenue Bonds,
                 Series 2001A-1, 5.350%, 11/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.3%

          810   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            822,960
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 46.9%

        1,725   Chandler, Arizona, General Obligation Bonds,                          7/12 at 100.00         AA+          1,821,255
                 Series 2002, 5.000%, 7/01/17

        1,000   Gilbert, Arizona, General Obligation Bonds, Series 2002A,             7/11 at 100.00         AAA          1,046,170
                 5.000%, 7/01/18 - AMBAC Insured

                Maricopa County School District 6, Arizona, General Obligation
                Refunding Bonds, Washington Elementary School, Series 2002A:
        1,000    5.375%, 7/01/15 - FSA Insured                                          No Opt. Call         AAA          1,120,180
        2,000    5.375%, 7/01/16 - FSA Insured                                          No Opt. Call         AAA          2,245,500

        2,165   Maricopa County Unified School District District 69,                    No Opt. Call         AAA          2,401,570
                 Paradise Valley, Arizona, General Obligation Refunding
                 Bonds, Series 2002A, 5.250%, 7/01/14 - FGIC Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,000   Maricopa County Unified School District 89, Dysart, Arizona,          7/14 at 100.00         AAA     $    1,075,600
                 General Obligation Bonds, Series 2004B,
                 5.250%, 7/01/20 - FSA Insured

        1,000   Mesa, Arizona, General Obligation Bonds, Series 2000,                   No Opt. Call         AAA          1,181,230
                 6.500%, 7/01/11 - FGIC Insured

        1,405   Mesa, Arizona, General Obligation Bonds, Series 2002,                   No Opt. Call         AAA          1,573,853
                 5.375%, 7/01/15 - FGIC Insured

                Phoenix, Arizona, Various Purpose General Obligation Bonds,
                Series 2002B:
        1,700    5.000%, 7/01/22                                                      7/12 at 100.00         AA+          1,755,471
          250    5.000%, 7/01/27                                                      7/12 at 100.00         AA+            252,563

        1,000   Pinal County Unified School District 43, Apache Junction,               No Opt. Call         AAA          1,149,260
                 Arizona, General Obligation Refunding Bonds, Series 2001,
                 5.750%, 7/01/15 - FGIC Insured

        1,500   Scottsdale, Arizona, General Obligation Bonds,                        7/11 at 100.00         AAA          1,528,485
                 Series 2002, 5.000%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 43.3%

                Arizona State, Certificates of Participation, Series 2002A:
          750    5.000%, 11/01/17 - MBIA Insured                                      5/12 at 100.00         AAA            787,028
        1,000    5.000%, 11/01/18 - MBIA Insured                                      5/12 at 100.00         AAA          1,043,990
          500    5.000%, 11/01/20 - MBIA Insured                                      5/12 at 100.00         AAA            517,335

        1,000   Arizona State Transportation Board, Highway Revenue Bonds,            7/12 at 100.00         AAA          1,059,370
                 Series 2002B, 5.250%, 7/01/21

          670   Goodyear Community Facilities Utility District 1, Arizona,            7/13 at 100.00           A            649,491
                 General Obligation Bonds, Series 2003, 5.350%, 7/15/28 -
                 ACA Insured

        1,000   Maricopa County Public Finance Authority, Arizona, Lease              7/11 at 100.00         Aaa          1,101,270
                 Revenue Bonds, Series 2001, 5.500%, 7/01/15 -
                 AMBAC Insured

                Maricopa County Stadium District, Arizona, Revenue
                Refunding Bonds, Series 2002:
          840    5.375%, 6/01/18 - AMBAC Insured                                      6/12 at 100.00         Aaa            911,694
        2,645    5.375%, 6/01/19 - AMBAC Insured                                      6/12 at 100.00         Aaa          2,858,240

        1,000   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,             7/14 at 100.00         AAA          1,041,970
                 Series 2004, 5.125%, 7/01/23 - FSA Insured

        1,500   Phoenix Industrial Development, Arizona, Government Office            3/12 at 100.00         AAA          1,622,205
                 Lease Revenue Bonds, Capitol Mall LLC II Project,
                 Series 2001, 5.250%, 9/15/16 - AMBAC Insured

          460   Pima County Industrial Development Authority, Arizona,               12/14 at 100.00        BBB-            445,013
                 Charter School Revenue Bonds, Noah Webster Basic
                 Schools Inc., Series 2004, 6.000%, 12/15/24

        1,070   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,059,225
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed                    7/12 at 100.00          A-          1,013,930
                 Government Facilities Revenue Refunding Bonds,
                 Series 2002D, 5.125%, 7/01/24

        1,000   Tucson, Arizona, Junior Lien Street and Highway User                  7/10 at 100.00         AAA          1,044,170
                 Revenue Bonds, Series 2000E, 5.000%, 7/01/18 -
                 FGIC Insured

          640   Yuma Municipal Property Corporation, Arizona, Municipal               7/10 at 100.00         AAA            656,845
                 Facilities Tax Revenue Bonds, Series 2001, 5.000%, 7/01/21 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%

        1,000   Phoenix Civic Improvement Corporation, Arizona, Senior                7/08 at 101.00         AAA          1,010,420
                 Lien Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25 -
                 FSA Insured

        1,000   Phoenix, Arizona, Civic Improvement Corporation, Senior               7/12 at 100.00         AAA          1,010,800
                 Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.1%

        1,115   Arizona Power Authority, Special Obligation Power Resource              No Opt. Call          AA          1,227,347
                 Revenue Refunding Crossover Bonds, Hoover Project,
                 Series 2001, 5.250%, 10/01/15

        1,000   Mesa, Arizona, Utility System Revenue Bonds, Series 2002,             7/11 at 100.00         AAA          1,033,010
                 5.000%, 7/01/20 - FGIC Insured

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,108,580
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

          320   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00          AA            330,080
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/22


                                       23


                            Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 10.1%

$         555   Arizona Water Infrastructure Finance Authority, Water Quality        10/14 at 100.00         AAA     $      577,183
                 Revenue Bonds, Series 2004A, 5.000%, 10/01/22

          500   Maricopa County Industrial Development Authority, Arizona,           12/07 at 102.00         AAA            518,415
                 Water System Improvement Revenue Bonds, Chaparral
                 City Water Company Project, Series 1997A,
                 5.400%, 12/01/22 (Alternative Minimum Tax) -
                 AMBAC Insured

          360   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            369,233
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured

        1,000   Phoenix Civic Improvement Corporation, Arizona, Junior                  No Opt. Call         AAA          1,129,350
                 Lien Water System Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/22 - FGIC Insured

        1,000   Tucson, Arizona, Water System Revenue Refunding Bonds,                7/12 at 102.00         AAA          1,103,670
                 Series 2002, 5.500%, 7/01/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      51,200   Total Long-Term Investments (cost $52,483,361) - 148.6%                                                  54,304,981
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                        737,981
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.6)%                                                        (18,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   36,542,962
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                            Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.8%

$       1,890   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,650,953
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.4%

        2,000   Arizona State University, System Revenue Bonds, Series 2002,          7/12 at 100.00         AAA          2,162,980
                 5.750%, 7/01/27 - FGIC Insured

        1,000   Arizona Student Loan Acquisition Authority, Student Loan             11/09 at 102.00         Aaa          1,074,630
                 Revenue Refunding Bonds, Senior Series 1999A-1,
                 5.750%, 5/01/15 (Alternative Minimum Tax)

        1,130   Energy Management Services LLC, Arizona State University,             7/12 at 100.00         AAA          1,213,688
                 Energy Conservation Revenue Bonds, Main Campus Project,
                 Series 2002, 5.250%, 7/01/18 - MBIA Insured

          500   Glendale Industrial Development Authority, Arizona, Revenue           5/08 at 101.00          A-            506,655
                 Bonds, Midwestern University, Series 1998A,
                 5.375%, 5/15/28

        2,000   University of Arizona, Certificates of Participation,                 6/12 at 100.00         AAA          2,096,060
                 Series 2002B, 5.125%, 6/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.1%

                Arizona Health Facilities Authority, Hospital System Revenue
                Bonds, Phoenix Children's Hospital, Series 1999A:
          750    6.125%, 11/15/22                                                    11/09 at 100.00         Ba2            710,865
          520    6.250%, 11/15/29                                                    11/09 at 100.00         Ba2            496,470

        1,000   Arizona Health Facilities Authority, Hospital System Revenue         12/10 at 102.00         BBB          1,084,570
                 Bonds, John C. Lincoln Health Network, Series 2000,
                 6.875%, 12/01/20

          300   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00        BBB+            327,663
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        2,000   Maricopa County Industrial Development Authority, Arizona,            5/08 at 101.00          AA          2,009,940
                 Hospital Revenue Bonds, Mayo Clinic Hospital, Series 1998,
                 5.250%, 11/15/37

        1,250   Scottsdale Industrial Development Authority, Arizona,                12/11 at 101.00          A3          1,262,963
                 Hospital Revenue Bonds, Scottsdale Healthcare,
                 Series 2001, 5.800%, 12/01/31

        1,000   Yavapai County Industrial Development Authority, Arizona,             8/13 at 100.00        Baa2          1,010,730
                 Hospital Revenue Bonds, Yavapai Regional Medical Center,
                 Series 2003A, 6.000%, 8/01/33


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.9%

        1,750   Maricopa County Industrial Development Authority, Arizona,            1/18 at 100.00         AAA          1,753,640
                 Multifamily Housing Senior Revenue Bonds, National
                 Voluntary Health Facilities II Project, Series 1998A,
                 5.100%, 1/01/33 - FSA Insured

        2,500   Maricopa County Industrial Development Authority,                    10/10 at 105.00         Aaa          2,584,225
                 Arizona, GNMA Collateralized Multifamily Housing
                 Revenue Bonds, Villas at Augusta Project, Series 2000,
                 6.500%, 10/20/33

        1,545   Phoenix Industrial Development Authority, Arizona, GNMA               6/11 at 102.00         Aaa          1,622,435
                 Collateralized Multifamily Housing Revenue Bonds,
                 Campaigne Place on Jackson, Series 2001,
                 5.600%, 6/20/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.2%

          945   Yavapai County Industrial Development Authority, Arizona,               No Opt. Call         BBB            960,120
                 Solid Waste Disposal Revenue Bonds, Waste Management
                 Inc. Project, Series 2003B, 4.450%, 3/01/28 (Alternative
                 Minimum Tax) (Mandatory put 3/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 26.4%

          660   Chandler, Arizona, General Obligation Bonds,                          7/12 at 100.00         AA+            693,198
                 Series 2002, 5.000%, 7/01/18

        2,250   DC Ranch Community Facilities District, Scottsdale, Arizona,          7/13 at 100.00         Aaa          2,268,698
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 AMBAC Insured

        1,930   Glendale, Arizona, General Obligation Refunding Bonds,                7/11 at 100.00          AA          2,006,428
                 Series 2002, 5.000%, 7/01/19


                                       25

                            Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,000   Maricopa County School District 11, Peoria Unified, Arizona,            No Opt. Call         AAA     $    1,083,590
                 General Obligation Refunding Bonds, Series 2002,
                 5.000%, 7/01/15 - FSA Insured

          765   Maricopa County Unified School District 69, Paradise Valley,            No Opt. Call         AAA            831,065
                 Arizona, General Obligation Refunding Bonds, Series 2002,
                 5.000%, 7/01/15 - FSA Insured

        1,000   Maricopa County Unified School District 95, Queen Creek,                No Opt. Call         Aaa          1,088,020
                 Arizona, General Obligation Bonds, Series 2002,
                 5.000%, 7/01/14 - FGIC Insured

        1,575   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,652,175
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/20 - FSA Insured

        1,150   Scottsdale, Arizona, General Obligation Refunding Bonds,                No Opt. Call         AAA          1,255,294
                 Series 2002, 5.000%, 7/01/16

          440   Tucson, Arizona, General Obligation Bonds, Series 2001B,              7/11 at 100.00          AA            454,524
                 5.000%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 39.3%

        2,000   Arizona School Facilities Board, School Improvement Revenue           7/12 at 100.00         AAA          2,141,280
                 Bonds, Series 2002, 5.250%, 7/01/20

        3,000   Arizona State Transportation Board, Highway Revenue                   7/12 at 102.00         AAA          3,265,110
                 Refunding Bonds, Series 2002A, 5.250%, 7/01/18

        1,000   Arizona State Transportation Board, Highway Revenue Bonds,            7/12 at 100.00         AAA          1,053,890
                 Series 2002B, 5.250%, 7/01/22

        2,660   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          2,879,104
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.375%, 7/01/20 - MBIA Insured

          800   Goodyear Community Facilities Utility District 1, Arizona,            7/13 at 100.00           A            775,512
                 General Obligation Bonds, Series 2003, 5.350%, 7/15/28 -
                 ACA Insured

        2,000   Mohave County, Arizona, Certificates of Participation,                7/14 at 100.00         AAA          2,152,880
                 Series 2004, 5.250%, 7/01/19 - AMBAC Insured

          540   Pima County Industrial Development Authority, Arizona,               12/14 at 100.00        BBB-            522,407
                 Charter School Revenue Bonds, Noah Webster Basic
                 Schools Inc., Series 2004, 6.000%, 12/15/24

        1,250   Pinal County Industrial Development Authority, Arizona,                 No Opt. Call           A          1,237,413
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.000%, 10/01/18 -
                 ACA Insured

        2,770   Tempe, Arizona, Excise Tax Revenue Refunding Bonds,                   7/13 at 100.00         AA+          2,855,316
                 Series 2003, 5.000%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.9%

                Phoenix, Arizona, Civic Improvement Corporation, Senior
                Lien Airport Revenue Bonds, Series 2002B:
        1,000    5.750%, 7/01/16 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          1,104,390
        2,300    5.250%, 7/01/21 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          2,371,254

        2,450   Tucson Airport Authority Inc., Arizona, Revenue Refunding             6/11 at 100.00         AAA          2,483,100
                 Bonds, Series 2001B, 5.000%, 6/01/20 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

        1,750   Maricopa County, Arizona, Pollution Control Corporation              11/12 at 100.00         AAA          1,765,383
                 Revenue Bonds, Arizona Public Service Company Palo Verde
                 Project, Series 2002A, 5.050%, 5/01/29 - AMBAC Insured

                Salt River Project Agricultural Improvement and Power District,
                Arizona, Electric System Revenue Bonds, Series 2002B:
          360    5.000%, 1/01/22                                                      1/13 at 100.00          AA            371,340
        1,000    5.000%, 1/01/31                                                      1/13 at 100.00          AA          1,003,710


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.8%

          650   Arizona Water Infrastructure Finance Authority, Water Quality        10/14 at 100.00         AAA            675,981
                 Revenue Bonds, Series 2004A, 5.000%, 10/01/22

          405   Oro Valley Municipal Property Corporation, Arizona, Senior            7/13 at 100.00         AAA            415,388
                 Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 MBIA Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       1,000   Phoenix Civic Improvement Corporation, Arizona, Junior                7/11 at 100.00         AAA     $    1,042,079
                 Lien Wastewater System Revenue Refunding Bonds,
                 Series 2001, 5.125%, 7/01/21 - FGIC Insured

        2,000   Phoenix Civic Improvement Corporation, Arizona, Junior                7/12 at 100.00         AAA          2,093,059
                 Lien Water System Revenue Bonds, Series 2002,
                 5.000%, 7/01/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      61,785   Total Long-Term Investments (cost $64,073,701) - 149.1%                                                  64,070,175
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                        912,346
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.2)%                                                        (22,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   42,982,521
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                            Nuveen Texas Quality Income Municipal Fund (NTX)
                            Portfolio of
                                    INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 1.7%

$       2,835   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,476,429
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.4%

          205   Brazos Higher Education Authority Inc., Texas, Student                  No Opt. Call         Aa2            208,192
                 Loan Revenue Refunding Bonds, Subordinate Series 1993A-2,
                 6.800%, 12/01/04 (Alternative Minimum Tax)

        1,000   Raven Hills Higher Education Corporation, Texas, Student              8/11 at 100.00         Aaa          1,032,800
                 Housing Revenue Bonds, Lamar University - Cardinal Village
                 LLC, Series 2001A, 5.250%, 8/01/24 - MBIA Insured

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2003:
        1,710    5.000%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         Aaa          1,789,447
        1,795    5.000%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         Aaa          1,869,116
        1,885    5.000%, 5/01/20 - FGIC Insured                                       5/13 at 100.00         Aaa          1,953,124

        2,000   Texas State University System, Financing Revenue Refunding            3/12 at 100.00         AAA          2,064,500
                 Bonds, Series 2002, 5.000%, 3/15/20 - FSA Insured

        1,445   Tyler Junior College District, Smith and Van Zanlt Counties,          8/04 at 100.00         AAA          1,450,260
                 Texas, Combined Fee Improvement Revenue Refunding
                 Bonds, Series 1994, 5.900%, 8/15/13 - MBIA Insured

        2,330   Universal City Education Facilities Corporation, Texas, Revenue       3/11 at 102.00          A-          2,372,662
                 Bonds, Wayland Baptist University Project, Series 2001,
                 5.625%, 3/01/26

        5,000   University of North Texas, Financing System Revenue Bonds,            4/12 at 100.00         AAA          5,058,600
                 Series 2001, 5.000%, 4/15/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.1%

        3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/08 at 102.00         BBB          2,952,060
                 Revenue Bonds, Valero Energy Corporation Project,
                 Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.7%

        3,500   Abilene Health Facilities Development Corporation, Texas,             9/05 at 102.00         AAA          3,709,755
                 Hospital Revenue Refunding and Improvement Bonds,
                 Hendrick Medical Center Project, Series 1995C,
                 6.150%, 9/01/25 - MBIA Insured

                Gregg County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Good Shepherd Medical Center Project,
                Series 2000:
        2,000    6.875%, 10/01/20 - RAAI Insured                                     10/10 at 101.00          AA          2,317,260
        3,250    6.375%, 10/01/25 - RAAI Insured                                     10/10 at 101.00          AA          3,629,308

        1,500   Harris County Health Facilities Development Corporation,              8/11 at 100.00         AA-          1,556,175
                 Texas, Revenue Bonds, St. Luke's Episcopal Hospital,
                 Series 2001A, 5.500%, 2/15/21

        2,000   Harris County Health Facilities Development Corporation,              6/11 at 101.00           A          2,172,900
                 Texas, Hospital Revenue Bonds, Memorial Hermann
                 Healthcare System, Series 2001A, 6.375%, 6/01/29

        5,750   Midland County Hospital District, Texas, Hospital Revenue               No Opt. Call         BBB          3,935,760
                 Bonds, Series 1992, 0.000%, 6/01/11

        2,000   North Central Texas Health Facilities Development                     5/11 at 100.00         AA-          1,970,860
                 Corporation, Hospital Revenue Bonds, Baylor Healthcare
                 System, Series 2001A, 5.125%, 5/15/29

        1,760   Parker County Hospital District, Texas, Hospital Revenue              8/09 at 102.00        BBB-          1,794,109
                 Bonds, Campbell Health System, Series 1999, 6.250%, 8/15/19

        2,000   Richardson Hospital Authority, Texas, Revenue Bonds,                 12/13 at 100.00         BBB          2,028,500
                 Richardson Regional Medical Center, Series 2004,
                 5.875%, 12/01/24

        1,050   Tarrant County Health Facilities Development Corporation,            11/08 at 101.00           A          1,065,572
                 Texas, Hospital Revenue Bonds, Adventist Health
                 System/Sunbelt Obligated Group, Series 1998,
                 5.375%, 11/15/20

        3,500   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00           A          3,834,075
                 Texas, Hospital Revenue Bonds, Adventist Health
                 System/Sunbelt Obligated Group, Series 2000,
                 6.625%, 11/15/20


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       2,000   Tom Green County Health Facilities Development Corporation,           5/11 at 101.00        Baa3     $    2,117,700
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 6.750%, 5/15/21

        1,000   Tyler Health Facilities Development Corporation, Texas,               7/12 at 100.00        Baa1          1,013,450
                 Hospital Revenue Bonds, Mother Frances Hospital Regional
                 Health Center, Series 2001, 6.000%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.4%

                Bexar County Housing Finance Corporation, Texas, Multifamily
                Housing Revenue Bonds, Waters at Northern Hills Apartments
                Project, Series 2001A:
        2,000    6.000%, 8/01/31 - MBIA Insured                                       8/11 at 102.00         Aaa          2,055,960
          750    6.050%, 8/01/36 - MBIA Insured                                       8/11 at 102.00         Aaa            771,473

                Grand Prairie Housing Finance Corporation, Texas, GNMA
                Multifamily Housing Revenue Bonds, Landings of Carrier Project,
                Series 2000A:
        1,000    6.650%, 9/20/22                                                      9/10 at 105.00         AAA          1,096,530
        2,030    6.750%, 9/20/28                                                      9/10 at 105.00         AAA          2,210,792

        5,668   Houston Housing Finance Corporation, Texas, GNMA                      9/11 at 105.00         Aaa          5,882,534
                 Collateralized Mortgage Multifamily Housing Revenue
                 Bonds, RRG Apartments Project, Series 2001,
                 6.250%, 9/20/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.8%

        2,800   El Paso Housing Finance Corporation, Texas, GNMA                      4/11 at 106.75         AAA          2,932,608
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 2001A-3, 6.180%, 4/01/33

          205   Galveston Property Finance Authority Inc., Texas, Single              9/04 at 100.00          A3            205,621
                 Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

          325   Houston Housing Finance Corporation, Texas, Single                   12/04 at 101.00         AAA            328,689
                 Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 5.950%, 12/01/10 - FSA Insured

        1,575   Texas Department of Housing, Single Family Mortgage                   9/06 at 102.00         AAA          1,645,670
                 Revenue Bonds, Series 1996E, 6.000%, 9/01/17 -
                 MBIA Insured

        2,970   Texas Department of Housing and Community Affairs,                    3/12 at 100.00         AAA          3,027,054
                 Single Family Mortgage Bonds, Series 2002B,
                 5.550%, 9/01/33 (Alternative Minimum Tax) - MBIA Insured

          160   Victoria Housing Finance Corporation, Texas, FNMA Single                No Opt. Call         Aaa            160,869
                 Family Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.2%

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds, Buckner Retirement
                Services Inc. Obligated Group Project, Series 1998:
        3,400    5.250%, 11/15/19                                                    11/08 at 101.00          A-          3,394,764
        5,000    5.250%, 11/15/28                                                    11/08 at 101.00          A-          4,708,750

        2,000   Tarrant County Health Facilities Development Corporation,             1/08 at 105.00         AAA          2,174,580
                 Texas, Tax-Exempt Mortgage Revenue Bonds, South Central
                 Nursing Homes Inc. Project, Series 1997A,
                 6.000%, 1/01/37 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 4.5%

        3,000   Cass County Industrial Development Corporation, Texas,                3/10 at 101.00         BBB          3,199,890
                 Environmental Improvement Revenue Bonds, International
                 Paper Company Project, Series 2000A, 6.600%, 3/15/24
                 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid             4/06 at 102.00         AA-          3,198,360
                 Waste Disposal Facility Bonds, E.I. DuPont de Nemours and
                 Company Project, Series 1996, 6.400%, 4/01/26 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 30.3%

        4,130   Coppell Independent School District, Dallas County, Texas,             8/09 at 75.34         AAA          2,581,498
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14 - MBIA Insured

        1,450   Donna Independent School District, Hidalgo County, Texas,             2/11 at 100.00         AAA          1,637,688
                 Unlimited Tax School Building Bonds, Series 2000,
                 6.000%, 2/15/17

        1,750   El Paso County, Texas, Certificates of Obligation, Series 2001,       2/12 at 100.00         AAA          1,796,953
                 5.000%, 2/15/21 - FSA Insured

        2,000   Harlingen Independent School District, Cameron County,                8/09 at 100.00         AAA          2,120,060
                 Texas, Unlimited Tax School Building Bonds, Series 1999,
                 5.650%, 8/15/29


                                       29


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

                Houston Community College, Texas, Limited Tax General
                Obligation Bonds, Series 2003:
$       2,500    5.000%, 2/15/20 - AMBAC Insured                                      2/13 at 100.00         AAA     $    2,588,675
        2,235    5.000%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          2,301,491

        1,500   Judson Independent School District, Bexar County, Texas,              2/11 at 100.00         Aaa          1,581,570
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/01/21

        2,600   Klein Independent School District, Harris County, Texas,              8/09 at 100.00         AAA          2,709,538
                 Unlimited Tax Schoolhouse Bonds, Series 1999A,
                 5.000%, 8/01/18

        5,220   Leander Independent School District Williamson & Travis                8/09 at 46.74         AAA          1,989,238
                 Counties, Texas, Unlimited Tax School Building and
                 Refunding Bonds, Series 2000, 0.000%, 8/15/21

        1,000   Mansfield Independent School District, Tarrant County, Texas,         2/14 at 100.00         AAA          1,038,810
                 General Obligation Bonds, Series 2004, 5.000%, 2/15/20

        1,545   Montgomery County, Texas, General Obligation Refunding                 9/07 at 72.39         AAA            973,427
                 Bonds, Series 1997, 0.000%, 3/01/14 - MBIA Insured

        2,000   Northside Independent School District, Bexar County, Texas,           8/10 at 100.00         AAA          2,200,820
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

          500   Puerto Rico, Public Improvement General Obligation Bonds,               No Opt. Call          A-            529,105
                 Series 2001A, 5.500%, 7/01/29

        1,825   Socorro Independent School District, El Paso County, Texas,           2/06 at 100.00         Aaa          1,906,158
                 General Obligation Bonds, Series 1996, 5.750%, 2/15/21

        1,440   South Texas Community College District, General Obligation            8/12 at 100.00         AAA          1,591,949
                 Bonds, Series 2002, 5.500%, 8/15/17 - AMBAC Insured

        2,000   Texas State, General Obligation Bonds, Veterans Land Board,          12/04 at 100.00         Aa1          2,026,360
                 Series 1994, 6.400%, 12/01/24 (Alternative Minimum Tax)

        2,000   Texas State, General Obligation Bonds, Water Financial                8/11 at 100.00         Aa1          2,074,040
                 Assistance Program, Series 2001, 5.250%, 8/01/23

        1,500   Texas State Public Finance Authority, General Obligation             10/12 at 100.00         Aa1          1,572,135
                 Refunding Bonds, Series 2002, 5.000%, 10/01/18

        1,795   United Independent School District, Webb County, Texas,               8/12 at 100.00         AAA          1,944,129
                 Unlimited Tax School Building Bonds, Series 2000,
                 5.375%, 8/15/18

        5,290   Weslaco Independent School District, Hidalgo County, Texas,           2/10 at 100.00         Aaa          5,597,296
                 General School Building Obligation Bonds, Series 2000,
                 5.500%, 2/15/25

                West Texas Independent School District, McLennan and Hill
                Counties, General Obligation Refunding Bonds, Series 1998:
        1,000    0.000%, 8/15/22                                                       8/13 at 61.20         AAA            376,060
        1,000    0.000%, 8/15/24                                                       8/13 at 54.88         AAA            329,290

        1,800   Williamson County, Texas, General Obligation Bonds,                   2/12 at 100.00         AAA          1,981,890
                 Series 2002, 5.500%, 2/15/16 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.0%

        4,500   Austin, Texas, Hotel Occupancy Tax Subordinate Lien                  11/09 at 100.00         AAA          4,852,305
                 Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29 -
                 AMBAC Insured

                Bexar County, Texas, Combined Tax and Revenue Certificates
                of Obligation, Series 2004:
        1,235    5.000%, 6/15/17                                                      6/14 at 100.00          AA          1,301,357
        1,295    5.000%, 6/15/18                                                      6/14 at 100.00          AA          1,356,098
        1,260    5.000%, 6/15/19                                                      6/14 at 100.00          AA          1,312,265

        1,275   Copperas Cove, Texas, Certificates of Obligation, Series 2003,        8/12 at 100.00         AAA          1,298,205
                 5.000%, 8/15/23 - MBIA Insured

        2,305   Corpus Christi, Texas, Certificates of Obligation, Limited Tax        9/12 at 100.00         AAA          2,497,721
                 and Hotel Occupancy Tax Revenue Bonds, Series 2002,
                 5.500%, 9/01/21 - FSA Insured

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,319,885
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/22 -
                 MBIA Insured

        1,000   Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,                  3/09 at 100.00         AAA          1,030,240
                 Series 2001, 5.300%, 3/15/26 - FGIC Insured

        1,255   Pasadena, Texas, Certificates of Obligation, Series 2002,             4/11 at 100.00         AAA          1,282,121
                 5.125%, 4/01/24 - FGIC Insured

        2,685   San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds,                8/06 at 102.00         AAA          2,869,594
                 Henry B. Gonzalez Convention Center Project, Series 1996,
                 5.700%, 8/15/26 - FGIC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 3.3%

$       1,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,              11/13 at 100.00         AAA     $    1,076,440
                 Series 2003, 5.250%, 11/15/16 - MBIA Insured

        2,600   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00         CCC          1,564,446
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        2,000   Houston, Texas, Airport System Subordinate Lien Revenue               7/10 at 100.00         AAA          2,053,600
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.5%

          160   Abilene Housing Development Corporation, Texas,                         No Opt. Call      N/R***            174,934
                 Section 8 First Lien Revenue Bonds, Abilene East
                 Apartments, Series 1978, 7.000%, 7/01/08

        1,000   Caddo Mills Independent School District, Hunt County,                 2/05 at 100.00      N/R***          1,026,830
                 Texas, General Obligation Unlimited Tax School Building
                 and Refunding Bonds, Series 1995, 6.375%, 8/15/25
                 (Pre-refunded to 2/15/05)

          520   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            563,451
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        1,185   Fort Bend County Levee Improvement District 11, Texas,                9/04 at 100.00         AAA          1,190,735
                 Unlimited Tax Levee Improvement Bonds, Series 1994,
                 6.900%, 9/01/17 (Pre-refunded to 9/01/04) - MBIA Insured

        1,450   Galveston Industrial Development Corporation, Texas,                  9/05 at 100.00         AAA          1,514,685
                 Sales Tax Revenue Bonds, Series 1995, 5.750%, 9/01/15
                 (Pre-refunded to 9/01/05) - AMBAC Insured

        5,275   Houston, Texas, Water and Sewer System Junior Lien                   12/10 at 100.00         AAA          5,852,507
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                 (Pre-refunded to 12/01/10) - FGIC Insured

          800   Laredo, Webb County, Texas, Waterworks System Combined                8/04 at 100.00         AAA            801,448
                 Tax and Revenue Certificates of Obligation, Series 1994,
                 5.625%, 8/15/11 (Pre-refunded to 8/15/04) - MBIA Insured

        1,000   North Central Texas Health Facilities Development                       No Opt. Call         AAA          1,135,810
                 Corporation, Hospital Revenue Bonds, Presbyterian
                 Healthcare System, Series 1996B, 5.750%, 6/01/26 -
                 MBIA Insured

        2,500   Retama Development Corporation, Texas, Special Facilities               No Opt. Call         AAA          3,635,975
                 Revenue Bonds, Retama Park Racetrack Project,
                 Series 1993, 8.750%, 12/15/18

        1,895   San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds,                8/06 at 102.00         AAA          2,072,201
                 Henry B. Gonzalez Convention Center Project, Series 1996,
                 5.700%, 8/15/26 (Pre-refunded to 8/15/06) - FGIC Insured

          665   San Antonio, Texas, Water System Revenue Refunding Bonds,               No Opt. Call         AAA            760,067
                 Series 1992, 6.500%, 5/15/10 - MBIA Insured

        2,000   University of Houston, Texas, Consolidated Revenue Bonds,             2/05 at 100.00         AAA          2,049,400
                 Series 1995, 6.000%, 2/15/17 (Pre-refunded to 2/15/05) -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.8%

        2,560   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00         BBB          2,944,640
                 Refunding Bonds, TXU Electric Company Project,
                 Series 1999C, 7.700%, 3/01/32 (Alternative
                 Minimum Tax)

        2,500   Brazos River Authority, Texas, Revenue Bonds, Reliant                 4/09 at 101.00        BBB-          2,438,400
                 Energy Inc., Series 1999A, 5.375%, 4/01/19

        2,000   Harris County Health Facilities Development Corporation,              2/10 at 100.00         AAA          2,172,280
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2000, 5.750%, 2/15/15 (Alternative Minimum
                 Tax) - AMBAC Insured

        1,500   Matagorda County Navigation District 1, Texas, Pollution              1/05 at 101.00         AAA          1,519,470
                 Control Revenue Refunding Bonds, Central Power and
                 Light Company Project, Series 1993, 6.000%, 7/01/28 -
                 MBIA Insured

        1,000   Matagorda County Navigation District 1, Texas, Revenue                5/09 at 101.00        BBB-            984,360
                 Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                 (Alternative Minimum Tax)

        2,000   Sabine River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB          2,108,520
                 Refunding Bonds, TXU Electric Company, Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)

        1,750   San Antonio, Texas, Electric and Gas System Revenue                   2/12 at 100.00         AA+          1,865,517
                 Refunding Bonds, Series 2002, 5.375%, 2/01/20


                                       31


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of INVESTMENTS July 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 8.5%

$       3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA     $    3,153,330
                 Bonds, Series 2004A, 5.250%, 5/15/23 - FGIC Insured

        3,500   Houston, Texas, Water and Sewer System Junior Lien                   12/11 at 100.00         AAA          3,854,094
                 Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/17 -
                 FSA Insured

                Irving, Texas, Subordinate Lien Waterworks and Sewerage
                Revenue Bonds, Series 2004:
        1,680    5.000%, 8/15/22 - AMBAC Insured                                      8/14 at 100.00         AAA          1,726,031
        1,760    5.000%, 8/15/23 - AMBAC Insured                                      8/14 at 100.00         AAA          1,798,297

        1,500   Texas Water Development Board, Senior Lien State Revolving            7/09 at 100.00         AAA          1,622,250
                 Fund Revenue Bonds, Series 1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     206,338   Total Long-Term Investments (cost $196,601,806) - 144.2%                                                206,594,447
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                     5,638,629
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                       (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  143,233,076
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES July 31, 2004
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                        (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $88,409,356,
   $33,517,076, $52,483,361, $64,073,701
   and $196,601,806, respectively)                $91,581,198       $34,509,515      $54,304,981       $64,070,175     $206,594,447
Cash                                                  187,194           379,554          336,310           476,622          256,550
Receivables:
   Interest                                           752,627           279,024          424,720           469,629        3,504,416
   Investments sold                                     5,051                --               --                --        2,045,000
Other assets                                            9,092             5,789            7,221             2,153           13,801
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 92,535,162        35,173,882       55,073,232        65,018,579      212,414,214
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees                                     50,795            10,405           16,304            18,132          115,740
   Other                                               51,914             9,912           13,053            16,116           59,924
Preferred share dividends payable                         987               790              913             1,810            5,474
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                               103,696            21,107           30,270            36,058          181,138
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             30,000,000        12,000,000       18,500,000        22,000,000       69,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $62,431,466       $23,152,775      $36,542,962       $42,982,521     $143,233,076
====================================================================================================================================
Common shares outstanding                           4,447,830         1,543,759        2,419,878         3,067,243        9,474,191
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)          $     14.04       $     15.00      $     15.10       $     14.01     $      15.12
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    44,478       $    15,438      $    24,199       $    30,672     $     94,742
Paid-in surplus                                    61,829,774        21,828,494       34,271,339        43,241,539      134,278,605
Undistributed net investment income                   377,650           245,182          117,979            61,700        1,624,342
Accumulated net realized gain (loss)
   from investments                                (2,992,278)           71,222          307,825          (347,864)      (2,757,254)
Net unrealized appreciation (depreciation)
   of investments                                   3,171,842           992,439        1,821,620            (3,526)       9,992,641
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $62,431,466       $23,152,775      $36,542,962       $42,982,521     $143,233,076
====================================================================================================================================
Authorized shares:
   Common                                         200,000,000         Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                        1,000,000         Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                           OPERATIONS Year Ended July 31, 2004
                                                      ARIZONA           ARIZONA          ARIZONA           ARIZONA            TEXAS
                                                      PREMIUM          DIVIDEND         DIVIDEND          DIVIDEND          QUALITY
                                                       INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3           INCOME
                                                        (NAZ)             (NFZ)            (NKR)             (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $4,838,928        $1,723,218       $2,616,482        $3,050,618      $11,446,604
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                       602,609           229,298          359,709           424,150        1,373,508
Preferred shares - auction fees                        75,242            30,101           46,507            55,176          173,055
Preferred shares - dividend disbursing
   agent fees                                          10,028            10,028           10,028            10,028           20,053
Shareholders' servicing agent
   fees and expenses                                    5,052               275              297               429           15,905
Custodian's fees and expenses                          24,959             7,334           13,513            18,190           49,902
Directors'/Trustees' fees and expenses                  2,269               912            1,280             1,706            5,383
Professional fees                                      11,613             9,768           10,150            10,948            8,646
Shareholders' reports - printing
   and mailing expenses                                10,603             3,360           10,774             7,045           20,813
Stock exchange listing fees                            11,067               136              212               270           11,048
Investor relations expense                              4,556             1,590            3,287             5,822           10,950
Other expenses                                         10,195             9,741           11,124             8,097           12,556
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit and expense
   reimbursement                                      768,193           302,543          466,881           541,861        1,701,819
   Custodian fee credit                                (8,180)           (3,989)          (4,797)           (4,298)          (8,434)
   Expense reimbursement                                   --          (105,830)        (166,019)         (208,812)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          760,013           192,724          296,065           328,751        1,693,385
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               4,078,915         1,530,494        2,320,417         2,721,867        9,753,219
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments             713,547           108,890          307,836          (276,088)       1,077,835
Change in net unrealized appreciation
  (depreciation) of investments                     1,137,949           760,107        1,008,021         1,955,972        4,038,575
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                           1,851,496           868,997        1,315,857         1,679,884        5,116,410
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                           (230,103)          (85,893)        (146,950)         (185,513)        (628,703)
From accumulated net realized gains
   from investments                                        --            (4,168)          (9,227)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders      (230,103)          (90,061)        (156,177)         (185,513)        (628,703)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations                          $5,700,308        $2,309,430       $3,480,097        $4,216,238      $14,240,926
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                            ARIZONA                             ARIZONA                           ARIZONA
                                      PREMIUM INCOME (NAZ)              DIVIDEND ADVANTAGE (NFZ)         DIVIDEND ADVANTAGE 2 (NKR)
                                   ---------------------------        ----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED
                                      7/31/04          7/31/03           7/31/04           7/31/03         7/31/04          7/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                $4,078,915    $ 4,313,339         1,530,494       $ 1,536,065     $ 2,320,417      $ 2,310,487
Net realized gain (loss)
   from investments                     713,547     (3,250,460)          108,890            43,532         307,836          132,780
Change in net unrealized
   appreciation (depreciation)
   of investments                     1,137,949        649,626           760,107          (623,996)      1,008,021         (880,264)
Distributions to Preferred Shareholders:
   From net investment income          (230,103)      (295,481)          (85,893)         (100,618)       (146,950)        (185,421)
   From accumulated net realized gains
     from investments                        --             --            (4,168)           (8,316)         (9,227)          (3,802)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    5,700,308      1,417,024         2,309,430           846,667       3,480,097        1,373,780
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income           (4,076,294)    (4,059,731)       (1,410,436)       (1,357,099)     (2,091,535)      (2,088,653)
From accumulated net realized gains
   from investments                          --             --           (64,486)          (65,547)       (105,537)         (28,590)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders            (4,076,294)    (4,059,731)       (1,474,922)       (1,422,646)     (2,197,072)      (2,117,243)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares          --             --                --                --              --               --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions      260,642        313,593            27,858            45,775          23,870           80,623
Preferred shares offering costs              --             --                --            29,976          (1,409)         (12,866)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions      260,642        313,593            27,858            75,751          22,461           67,757
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares        1,884,656     (2,329,114)          862,366          (500,228)      1,305,486         (675,706)
Net assets applicable to
   Common shares at the
   beginning of period               60,546,810     62,875,924        22,290,409        22,790,637      35,237,476       35,913,182
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period      $62,431,466    $60,546,810       $23,152,775       $22,290,409     $36,542,962      $35,237,476
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                    $   377,650    $   612,114       $   245,182       $   211,017     $   117,979      $    36,173
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                                   ARIZONA                         TEXAS
                                                                         DIVIDEND ADVANTAGE 3 (NXE)          QUALITY INCOME (NTX)
                                                                       ----------------------------       --------------------------
                                                                                            FOR THE
                                                                                     PERIOD 9/25/02
                                                                                      (COMMENCEMENT
                                                                       YEAR ENDED    OF OPERATIONS)       YEAR ENDED     YEAR ENDED
                                                                          7/31/04   THROUGH 7/31/03          7/31/04        7/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 2,721,867       $ 2,008,218      $ 9,753,219     $ 9,977,143
Net realized gain (loss) from investments                               (276,088)          (72,291)       1,077,835      (3,211,937)
Change in net unrealized appreciation
   (depreciation) of investments                                       1,955,972        (1,959,498)       4,038,575      (2,256,490)
Distributions to Preferred Shareholders:
   From net investment income                                           (185,513)         (166,960)        (628,703)       (768,750)
   From accumulated net realized gains
     from investments                                                         --                --               --          (8,765)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                     4,216,238          (190,531)      14,240,926       3,731,201
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (2,465,996)       (1,849,401)      (9,093,044)     (9,027,160)
From accumulated net realized gains
   from investments                                                           --                --               --        (100,152)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (2,465,996)       (1,849,401)      (9,093,044)     (9,127,312)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --        43,742,700               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                         3,508                --          110,085          66,550
Preferred shares offering costs                                          (18,271)         (556,001)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                                       (14,763)       43,186,699          110,085          66,550
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                         1,735,479        41,146,767        5,257,967      (5,329,561)
Net assets applicable to Common
   shares at the beginning of period                                  41,247,042           100,275      137,975,109     143,304,670
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                       $42,982,521       $41,247,042     $143,233,076    $137,975,109
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                                     $    61,700       $    (8,658)    $  1,624,342    $  1,595,053
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund
(NTX). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income
(NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Arizona Dividend Advantage 3 (NXE), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($11,500) and its reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Funds' Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2004, there were no such outstanding purchase commitments in any of the Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                             ARIZONA       ARIZONA      ARIZONA      ARIZONA        TEXAS
                                             PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NAZ)         (NFZ)        (NKR)        (NXE)        (NTX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --           --          880          760
   Series T                                       --           480           --           --           --
   Series W                                       --            --          740           --           --
   Series TH                                   1,200            --           --           --        2,000
---------------------------------------------------------------------------------------------------------
Total                                          1,200           480          740          880        2,760
=========================================================================================================

Arizona Dividend Advantage 3 (NXE) issued the Preferred shares listed above on November 15, 2002.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Offering Costs

Nuveen Investments, LLC has agreed to pay all common share offering costs (other than the sales load) that exceed $.03 per Common share for Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE). Arizona Dividend Advantage 2's (NKR) and Arizona Dividend Advantage 3's (NXE) share of common share offering costs ($72,150 and $91,800, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) in connection with their offering of Preferred shares ($305,577 and $574,272, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                             ARIZONA PREMIUM              ARIZONA DIVIDEND           ARIZONA DIVIDEND
                               INCOME (NAZ)                ADVANTAGE (NFZ)           ADVANTAGE 2 (NKR)
                         ------------------------     ------------------------   ------------------------
                         YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                            7/31/04       7/31/03        7/31/04       7/31/03      7/31/04       7/31/03
-------------------------------------------------     ------------------------   ------------------------
Common shares:
   Shares sold                   --            --             --            --           --            --
   Shares issued to
     shareholders due to
     reinvestment of
     distributions           16,782        19,523          1,617         2,947        1,607         5,171
---------------------------------------------------------------------------------------------------------
                             16,782        19,523          1,617         2,947        1,607         5,171
=========================================================================================================
Preferred shares sold            --            --             --            --           --            --
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


                                                        ARIZONA DIVIDEND              TEXAS QUALITY
                                                        ADVANTAGE 3 (NXE)              INCOME (NTX)
                                                   --------------------------    ------------------------
                                                                      FOR THE
                                                               PERIOD 9/25/02
                                                                   (COMMENCE-
                                                                      MENT OF
                                                                  OPERATIONS)
                                                   YEAR ENDED         THROUGH    YEAR ENDED    YEAR ENDED
                                                      7/31/04         7/31/03       7/31/04       7/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                             --       3,060,000            --            --
   Shares issued to shareholders
     due to reinvestment of
     distributions                                        243              --         7,303         4,266
---------------------------------------------------------------------------------------------------------
                                                          243       3,060,000         7,303         4,266
=========================================================================================================
Preferred shares sold                                      --             880            --            --
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended July 31, 2004, were as follows:

                                               ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                               PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                 (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
----------------------------------------------------------------------------------------------------------
Purchases                                  $30,330,083   $8,910,317   $8,726,226  $14,839,263  $33,000,152
Sales and maturities                        23,284,747    8,336,214    7,624,928   14,002,182   34,035,312
==========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2004, the cost of investments were as follows:

                                            ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                            PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                             INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                              (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
----------------------------------------------------------------------------------------------------------
Cost of investments                     $88,394,997  $33,513,172   $52,482,737   $64,072,810  $196,505,923
==========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2004, were as follows:

                                               ARIZONA      ARIZONA      ARIZONA       ARIZONA         TEXAS
                                               PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND       QUALITY
                                                INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                 (NAZ)        (NFZ)        (NKR)         (NXE)         (NTX)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                             $3,859,132   $1,048,816   $2,060,113     $ 545,612   $11,965,886
   Depreciation                               (672,931)     (52,473)    (237,869)     (548,247)   (1,877,362)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments            $3,186,201   $  996,343   $1,822,244     $  (2,635)  $10,088,524
============================================================================================================

The tax components of undistributed net investment income and net realized gains at July 31, 2004, were as follows:

                                               ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                               PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                 (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income           $704,535     $360,168     $292,499     $266,693   $2,277,128
Undistributed net ordinary income *                 --           --           --        1,432       14,741
Undistributed net long-term capital gains           --       71,222      307,825           --           --
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                   ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                   PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                    INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
2004                                                 (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $4,307,222   $1,494,232   $2,236,394   $2,650,674   $9,723,403
Distributions from net ordinary income *                --       68,654      110,761           --           --
Distributions from net long-term capital gains          --           --        5,257           --           --
==============================================================================================================

                                                   ARIZONA      ARIZONA      ARIZONA      ARIZONA        TEXAS
                                                   PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                    INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
2003                                                 (NAZ)        (NFZ)        (NKR)        (NXE)        (NTX)
--------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $4,355,548   $1,446,815   $2,277,296   $1,809,880   $9,784,102
Distributions from net ordinary income *                --        2,222       33,393           --       21,034
Distributions from net long-term capital gains          --       73,795           --           --       93,585
==============================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



At July 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        ARIZONA      ARIZONA         TEXAS
                                                                        PREMIUM     DIVIDEND       QUALITY
                                                                         INCOME  ADVANTAGE 3        INCOME
                                                                          (NAZ)        (NXE)         (NTX)
----------------------------------------------------------------------------------------------------------
Expiration year:
   2010                                                              $    2,164     $     --    $       --
   2011                                                               1,436,486           --       855,431
   2012                                                               1,553,628      205,820     1,901,823
----------------------------------------------------------------------------------------------------------
Total                                                                $2,992,278     $205,820    $2,757,254
==========================================================================================================

Arizona Dividend Advantage 3 (NXE) elected to defer $142,044 of net realized losses from investments incurred from November 1, 2003 through July 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with the Adviser, each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                             ARIZONA PREMIUM INCOME (NAZ)
AVERAGE DAILY NET ASSETS                                                       TEXAS QUALITY INCOME (NTX)
(INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                               MANAGEMENT FEE RATE
----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                          .6500%
For the next $125 million                                                                           .6375
For the next $250 million                                                                           .6250
For the next $500 million                                                                           .6125
For the next $1 billion                                                                             .6000
For the next $3 billion                                                                             .5875
For net assets over $5 billion                                                                      .5750
==========================================================================================================

                                                                         ARIZONA DIVIDEND ADVANTAGE (NFZ)
                                                                       ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
AVERAGE DAILY NET ASSETS                                               ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
(INCLUDING NET ASSETS ATTRIBUTABLE TOPREFERRED SHARES)                                MANAGEMENT FEE RATE
----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                          .6500%
For the next $125 million                                                                           .6375
For the next $250 million                                                                           .6250
For the next $500 million                                                                           .6125
For the next $1 billion                                                                             .6000
For net assets over $2 billion                                                                      .5750
==========================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Directors/Trustees, a complex-wide management fee structure has been adopted by all funds sponsored by the Adviser and its affiliates effective August 1, 2004. This structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets managed within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .004% starting August 1, 2004.

The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

                                                                  COMPLEX-LEVEL
COMPLEX-LEVEL ASSETS(1)                                                FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (which includes assets attributable to leverage used in the Nuveen fund complex) of all funds sponsored by the Adviser or by its affiliates.

(2) With respect to the complex-wide Managed Assets over $91 billion, the funds (via their Board of Directors/Trustees) and the Adviser intend that the parties will meet, prior to the time when complex-wide Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-wide Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as the parties agree to a different rate or rates.

Notes to
    FINANCIAL STATEMENTS (continued)



For each of the Funds, the fund-level fee, which is additive to the complex-level fee, is based upon the average daily Managed Assets of each Fund as follows:

                                                   ARIZONA PREMIUM INCOME (NAZ)
                                                     TEXAS QUALITY INCOME (NTX)
AVERAGE DAILY MANAGED ASSETS                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For Managed Assets over $5 billion                                        .3750
================================================================================

                                               ARIZONA DIVIDEND ADVANTAGE (NFZ)
                                             ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
                                             ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
AVERAGE DAILY MANAGED ASSETS                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For Managed Assets over $2 billion                                        .3750
================================================================================

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
JANUARY 31,                                      JANUARY 31,
--------------------------------------------------------------------------------
2001*                      .30%                       2007                  .25%
2002                       .30                        2008                  .20
2003                       .30                        2009                  .15
2004                       .30                        2010                  .10
2005                       .30                        2011                  .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                       2008                  .25%
2003                       .30                        2009                  .20
2004                       .30                        2010                  .15
2005                       .30                        2011                  .10
2006                       .30                        2012                  .05
2007                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
SEPTEMBER 30,                                    SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                          2007               .32%
2003                       .32                           2008               .24
2004                       .32                           2009               .16
2005                       .32                           2010               .08
2006                       .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

6. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 1, 2004, to shareholders of record on August 15, 2004, as follows:

                                             ARIZONA     ARIZONA      ARIZONA      ARIZONA     TEXAS
                                             PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND   QUALITY
                                              INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3    INCOME
                                               (NAZ)       (NFZ)        (NKR)        (NXE)     (NTX)
----------------------------------------------------------------------------------------------------
Dividend per share                            $.0765      $.0765       $.0720       $.0670    $.0800
====================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



Swap Transactions

The following Funds entered into forward interest rate swap transactions with the intent to mitigate the negative impact that an increase in long-term interest rates could have on Common share net earnings. The Funds entered into forward interest rate swap transactions on the dates and in the notional amounts as follows:

                        ARIZONA DIVIDEND ADVANTAGE                 ARIZONA DIVIDEND ADVANTAGE 2
                                   (NFZ)                                       (NKR)
                     --------------------------------   ---------------------------------------------------
TRADE DATE           AUGUST 4, 2004    AUGUST 5, 2004   AUGUST 4, 2004    AUGUST 5, 2004    AUGUST 10, 2004
-----------------------------------------------------------------------------------------------------------
NOTIONAL AMOUNT          $600,000         $700,000        $1,100,000       $1,300,000          $300,000
===========================================================================================================
                                ARIZONA DIVIDEND ADVANTAGE 3
                                            (NXE)
                     --------------------------------------------------
TRADE DATE           AUGUST 4, 2004    AUGUST 5, 2004   AUGUST 10, 2004
-----------------------------------------------------------------------
NOTIONAL AMOUNT        $2,000,000       $2,400,000          $500,000
=======================================================================

Financial
     HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                          Investment Operations                              Less Distributions
                                    ---------------------------------------------------------------  -------------------------------

                                                              Distributions   Distributions
                                                                   from Net            from                 Net
                        Beginning                       Net      Investment         Capital          Investment    Capital
                           Common                 Realized/       Income to        Gains to           Income to   Gains to
                            Share          Net   Unrealized       Preferred       Preferred              Common     Common
                        Net Asset   Investment   Investment          Share-          Share-              Share-     Share-
                            Value       Income   Gain (Loss)        holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                       $13.66        $ .92        $ .43           $(.05)           $ --   $1.30       $(.92)      $ --   $ (.92)
2003                        14.25          .97         (.57)           (.07)             --     .33        (.92)        --     (.92)
2002                        14.77         1.07         (.57)           (.09)           (.01)    .40        (.88)      (.04)    (.92)
2001                        14.25         1.09          .50            (.23)             --    1.36        (.83)      (.01)    (.84)
2000                        14.90         1.06         (.61)           (.25)             --     .20        (.85)        --     (.85)

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        14.45          .99          .57            (.06)             --    1.50        (.91)      (.04)    (.95)
2003                        14.81         1.00         (.38)           (.07)           (.01)    .54        (.88)      (.04)    (.92)
2002                        14.37         1.04          .36            (.11)             --    1.29        (.84)      (.01)    (.85)
2001(a)                     14.33          .44          .23            (.08)             --     .59        (.35)        --     (.35)

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        14.57          .96          .53            (.06)             --    1.43        (.86)      (.04)    (.90)
2003                        14.88          .96         (.31)           (.08)             --     .57        (.86)      (.01)    (.87)
2002(b)                     14.33          .24          .71            (.02)             --     .93        (.22)        --     (.22)

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        13.45          .89          .54            (.06)             --    1.37        (.80)        --     (.80)
2003(c)                     14.33          .66         (.67)           (.05)             --    (.06)       (.61)        --     (.61)

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                        14.57         1.03          .55            (.07)             --    1.51        (.96)        --     (.96)
2003                        15.14         1.05         (.58)           (.08)             --     .39        (.95)      (.01)    (.96)
2002                        15.16         1.11         (.02)           (.10)           (.02)    .97        (.92)      (.07)    (.99)
2001                        14.26         1.16          .88            (.27)             --    1.77        (.87)        --     (.87)
2000                        15.13         1.16         (.74)           (.27)           (.02)    .13        (.91)      (.09)   (1.00)
====================================================================================================================================
                                                                     Total Returns
                                                                  --------------------
                                                                               Based
                             Offering                                             on
                            Costs and      Ending                             Common
                            Preferred      Common                  Based       Share
                                Share       Share      Ending         on         Net
                         Underwriting   Net Asset      Market     Market       Asset
                            Discounts       Value       Value      Value**     Value**
======================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
--------------------------------------------------------------------------------------
Year Ended 7/31:
2004                             $ --      $14.04    $15.2700       7.97%       9.66%
2003                               --       13.66     15.0000      (5.98)       2.21
2002                               --       14.25     16.9000       9.63        2.88
2001                               --       14.77     16.3200      17.77        9.74
2000                               --       14.25     14.6250      (8.80)       1.61

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
--------------------------------------------------------------------------------------
Year Ended 7/31:
2004                               --       15.00     15.4000        7.05      10.56
2003                              .02       14.45     15.3000        3.06       3.67
2002                               --       14.81     15.7500        6.38       9.32
2001(a)                          (.20)      14.37     15.6500        6.76       2.81

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------
Year Ended 7/31:
2004                               --       15.10     14.8200        9.46       9.98
2003                             (.01)      14.57     14.4000      (3.53)       3.67
2002(b)                          (.16)      14.88     15.8000       6.81        5.38

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------------
Year Ended 7/31:
2004                             (.01)      14.01     13.3000       1.01       10.25
2003(c)                          (.21)      13.45     13.9700      (2.76)      (2.05)

TEXAS QUALITY
INCOME (NTX)
--------------------------------------------------------------------------------------
Year Ended 7/31:
2004                               --       15.12     14.5900       5.87       10.51
2003                               --       14.57     14.7100       4.14        2.54
2002                               --       15.14     15.0700       9.29        6.61
2001                               --       15.16     14.7300      21.16       12.74
2000                               --       14.26     12.9375      (7.93)       1.15
======================================================================================
                                                              Ratios/Supplemental Data
                          ------------------------------------------------------------------------------------------------
                                             Before Credit/Reimbursement       After Credit/Reimbursement***
                                           ------------------------------      -----------------------------
                                                           Ratio of Net                       Ratio of Net
                                             Ratio of        Investment          Ratio of       Investment
                               Ending        Expenses         Income to          Expenses        Income to
                                  Net      to Average           Average        to Average          Average
                               Assets      Net Assets        Net Assets        Net Assets       Net Assets
                           Applicable      Applicable        Applicable        Applicable       Applicable      Portfolio
                            to Common       to Common         to Common         to Common        to Common       Turnover
                          Shares (000)         Shares++          Shares++          Shares++         Shares++         Rate
==========================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                         $ 62,431            1.22%             6.49%             1.21%            6.50%            26%
2003                           60,547            1.25              6.81              1.24             6.82             17
2002                           62,876            1.28              7.45              1.26             7.47             19
2001                           64,859            1.28              7.47              1.27             7.48             18
2000                           62,287            1.26              7.58              1.25             7.59             33

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                           23,153            1.30              6.10               .83             6.57             24
2003                           22,290            1.35              6.11               .91             6.55             20
2002                           22,791            1.41              6.72               .93             7.20             40
2001(a)                        22,072            1.43*             5.80*              .95*            6.28*            21

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                           36,543            1.27              5.83               .80             6.30             14
2003                           35,237            1.27              5.78               .82             6.23              4
2002(b)                        35,913            1.19*             4.43*              .77*            4.85*             1

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                           42,983            1.25              5.80               .76             6.29             22
2003(c)                        41,247            1.19*             5.05*              .73*            5.52*            16

TEXAS QUALITY
INCOME (NTX)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2004                          143,233            1.18              6.77              1.18             6.77             16
2003                          137,975            1.20              6.93              1.19             6.94             12
2002                          143,305            1.23              7.40              1.22             7.42             22
2001                          143,127            1.21              7.87              1.19             7.88             24
2000                          134,637            1.27              8.18              1.26             8.19             32
==========================================================================================================================


                       -
                               Preferred Shares at End of Period
                          ---------------------------------------




                            Aggregate     Liquidation
                               Amount      and Market       Asset
                          Outstanding           Value    Coverage
                                 (000)      Per Share   Per Share
=================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------
Year Ended 7/31:
2004                          $30,000         $25,000     $77,026
2003                           30,000          25,000      75,456
2002                           30,000          25,000      77,397
2001                           30,000          25,000      79,049
2000                           30,000          25,000      76,906

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------
Year Ended 7/31:
2004                           12,000          25,000      73,235
2003                           12,000          25,000      71,438
2002                           12,000          25,000      72,480
2001(a)                        12,000          25,000      70,984

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
-----------------------------------------------------------------
Year Ended 7/31:
2004                          18,500          25,000      74,382
2003                          18,500          25,000      72,618
2002(b)                       18,500          25,000      73,531

ARIZONA DIVIDEND
ADVANTAGE 3 (NXE)
-----------------------------------------------------------------
Year Ended 7/31:
2004                          22,000          25,000      73,844
2003(c)                       22,000          25,000      71,872

TEXAS QUALITY
INCOME (NTX)
-----------------------------------------------------------------
Year Ended 7/31:
2004                          69,000          25,000      76,896
2003                          69,000          25,000      74,991
2002                          69,000          25,000      76,922
2001                          69,000          25,000      76,858
2000                          69,000          25,000      73,782
================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 30, 2001 (commencement of operations) through July 31, 2001.
(b) For the period March 25, 2002 (commencement of operations) through July 31, 2002.
(c) For the period September 25, 2002 (commencement of operations) through July 31, 2003.

                                 See accompanying notes to financial statements.


                                  48-49 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             145
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               145
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private                     145
10/22/48                                                  philanthropic corporation (since 1996); Director and Vice
333 W. Wacker Drive                                       Chairman, United Fire & Casualty Company; formerly Director,
Chicago, IL 60606                                         Federal Reserve Bank of Chicago; formerly, President and
                                                          Chief Operating Officer, SCI Financial Group, Inc., a
                                                          regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                145
3/16/48                                                   Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       50

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          145
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     145
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               145
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 145
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       51

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               145
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             145
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            145
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 145
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         145
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       52

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS
                                                                                                                       IN FUND
                               POSITION(S)  YEAR FIRST                                                                 COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    145
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               145
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             145
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            145
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional  Advisory Corp.; Managing Director of Nuveen
                                                          Asset Management, Inc. (since 1999). Chartered
                                                          Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING

Each Fund's quarterly portfolio of investments and information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



BOARD OF DIRECTORS/
TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended July 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS



Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to
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                                                                     EAN-A-0704D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004. Mr. Evans, who is independent for purposes of Item 3 of Form N-CSR, served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on July 31, 2004.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED       AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                       TO FUND              BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                            $ 6,646                     $ 0                        $ 686                  $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          N/A                      0%                           0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                            $ 6,084                     $ 0                        $ 352                  $ 2,300
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          N/A                      0%                           0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                                              $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                                              $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                        N/A                             N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                   TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                      BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                             $ 3,186                         $ 0                          $ 0                   $ 3,186
July 31, 2003                             $ 2,652                         $ 0                          $ 0                   $ 2,652


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Arizona Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 8, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: October 8, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: October 8, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.